Exhibit 4.2

FAT BRANDS ROYALTY I, LLC,

as Issuer

and

UMB BANK, N.A.,

as Trustee

SERIES 2020-1 SUPPLEMENT

Dated as of March 6, 2020

to

BASE INDENTURE

Dated as of March 6, 2020

$20,000,000 Series 2020-1 6.50% Fixed Rate Senior Secured Notes, Class A-2

$20,000,000 Series 2020-1 9.00% Fixed Rate Senior Subordinated Secured Notes, Class B-2

ANNEXES

Annex A	Series 2020-1 Supplemental Definitions List
Annex B	Schedule of Relevant Dates

EXHIBITS

Exhibit A-1	Form of Rule 144A Global Note
Exhibit A-2	Form of Temporary Regulation S Global Note
Exhibit A-3	Form of Permanent Regulation S Global Note
Exhibit B-1	Transfer Certificate (Rule 144A Global Note to Temporary Regulation S Global Note)
Exhibit B-2	Transfer Certificate (Rule 144A Global Note to Permanent Regulation S Global Note)
Exhibit B-3	Transfer Certificate (Regulation S Global Note to Rule 144A Global Note)
Exhibit C	Form of Quarterly Noteholders’ Report

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SERIES 2020-1 SUPPLEMENT, dated as of March 6, 2020 (this “Series Supplement”), by and among FAT BRANDS ROYALTY I, LLC (the “Issuer”), and UMB Bank, N.A., as trustee (in such capacity, the “Trustee”), to the Base Indenture, dated as of the date hereof (as amended and restated on the date hereof and as the same may be further amended, amended and restated, modified or supplemented from time to time, exclusive of Series Supplements, the “Base Indenture”), by and among the Issuer and UMB Bank, N.A., as Trustee and as Securities Intermediary.

PRELIMINARY STATEMENT

WHEREAS, Sections 2.2 and 13.1 of the Base Indenture provide, among other things, that the Issuer and the Trustee may at any time and from time to time enter into a Series Supplement to the Base Indenture for the purpose of authorizing the issuance of one or more Series of Notes (as defined in Annex A of the Base Indenture) upon satisfaction of the conditions set forth therein; and

WHEREAS, all such conditions have been met for the issuance of the Series of Notes authorized hereunder.

NOW, THEREFORE, the parties hereto agree as follows:

DESIGNATION

There is hereby created a Series of Notes to be issued pursuant to the Base Indenture and the Series 2020-1 Supplement, and such Series of Notes shall be designated as the Series 2020-1 Notes. On the Series 2020-1 Closing Date, two (2) Classes of Notes of such Series shall be issued: (a) Series 2020-1 6.50% Fixed Rate Senior Secured Notes, Class A-2 (as referred to herein, such Class or Notes thereof, as the context requires, the “Series 2020-1 Class A-2 Notes”) and (b) Series 2020-1 9.00% Fixed Rate Senior Subordinated Secured Notes, Class B-2 (as referred to herein, such Class or Notes thereof, as the context requires, the “Series 2020-1 Class B-2 Notes” and together with the Series 2020-1 Class A-2 Notes, the “Series 2020-1 Notes”).

ARTICLE I

DEFINITIONS; RULES OF CONSTRUCTION

All capitalized terms used herein (including in the preamble and the recitals hereto) and not otherwise defined herein shall have the meanings assigned to such terms in the Series 2020-1 Supplemental Definitions List attached hereto as Annex A (the “Series 2020-1 Supplemental Definitions List”) as such Series 2020-1 Supplemental Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms hereof. All capitalized terms not otherwise defined herein or therein, and the term “written” or “in writing”, shall have the meanings assigned thereto in the Base Indenture or the Base Indenture Definitions List attached to the Base Indenture as Annex A thereto, as such Base Indenture or Base Indenture Definitions List may be amended, supplemented or otherwise modified from time to time in accordance with the terms of the Base Indenture. Unless otherwise specified herein, all Article, Exhibit, Section or Subsection references herein shall refer to Articles, Exhibits, Sections or Subsections of the Series 2020-1 Supplement. Unless otherwise stated herein, as the context otherwise requires or if such term is otherwise defined in the Base Indenture, each capitalized term used or defined herein shall relate only to the Series 2020-1 Notes and not to any other Series of Notes issued by the Issuer. The rules of construction set forth in Section 1.4 of the Base Indenture shall apply for all purposes under the Series 2020-1 Supplement.

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ARTICLE II

AUTHORIZATION AND DETAILS

Section 2.1 Authorization of the Series 2020-1 Notes. The following Series 2020-1 Notes are hereby authorized to be issued in the form of typewritten Notes representing Book-Entry Notes: (i) the Series 2020-1 Class A-2 Notes in the aggregate principal amount of $20,000,000.00; and (ii) the Series 2020-1 Class B-2 Notes in the aggregate principal amount of $20,000,000.00.

Section 2.2 Details of the Series 2020-1 Notes. The Series 2020-1 Series Notes shall be subject to the terms of the Base Indenture applicable to the Notes as described therein, as modified herein, and shall bear interest as set forth in Section 3.4 of this Supplement. The Series 2020-1 Class A-2 Notes shall be issued at a purchase price equal to 100% of the principal amount of such Notes. The Series 2020-1 Class B-2 Notes shall be issued at a purchase price equal to 98.772% of the principal amount of such Notes.

Section 2.3 Denominations. Series 2020-1 Class A-2 Notes and Series 2020-1 Class B-2 Notes shall be issued in minimum denominations of $1,000,000.00 and integral multiples of $1,000 in excess thereof.

Section 2.4 Monthly Allocation Dates. For avoidance of doubt, the Monthly Allocation Dates and the date of delivery of the Monthly Manager’s Certificate through the Series 2020-1 Class A-2 Legal Final Maturity Date and the Series 2020-1 Class B-2 Legal Final Maturity Date are as set forth in Annex B of this Supplement.

Section 2.5 Reserved.

Section 2.6 Initial Controlling Class Representative. The Initial Controlling Class Representative shall be Brigade Capital Management, LP, a Delaware limited partnership. By its receipt and acceptance of the Series 2020-1 Class A-2 Notes, the Initial Controlling Class Representative (i) agrees to act as the Controlling Class Representative, (ii) agrees to provide, on the date hereof, a letter setting forth its name and contact information to the Manager, the Securitization Entities, the Control Party, the Back-Up Manager, each Rating Agency and the Trustee and (iii) represents and warrants that it is a Controlling Class Member and not a Competitor.

ARTICLE III

SERIES 2020-1 ALLOCATIONS; PAYMENTS

With respect to the Series 2020-1 Notes only, the following shall apply:

Section 3.1 Allocations of Net Proceeds with Respect to the Series 2020-1 Notes.

(a) On the Series 2020-1 Closing Date, (i) the net proceeds from the issuance and sale of the Series 2020-1 Class A-2 Notes to the Initial Purchasers shall be deposited into the Collection Account and disbursed by the Trustee in accordance with the instructions of the Issuer set forth in the Flow of Funds Memorandum of the Issuer dated as of March 6, 2020 and (ii) the Issuer shall ensure that the cash on deposit in the Senior Notes Reserve Account is equal to the Series 2020-1 Class A-2 Notes Reserve Amount and (iii) the Issuer shall ensure that the cash on deposit in the Senior Subordinated Notes Reserve Account is equal to the Series 2020-1 Class B-2 Notes Reserve Amount.

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(b) On and after the Series 2020-1 Closing Date, proceeds of the Series 2020-1 Notes may be used for general corporate purposes of the Issuer, including the making of distributions and the funding of acquisitions, subject to the terms of the Base Indenture, including Section 8.18 thereof, and for the disbursements described in Section 3.1(a).

Section 3.2 Reserved.

Section 3.3 Certain Distributions to Series 2020-1 Noteholders. On each Quarterly Payment Date, based solely upon the most recent Quarterly Noteholders’ Report in the form attached hereto as Exhibit C and as required under Section 4.1(c) of the Base Indenture, the Trustee shall, in accordance with Section 6.1 of the Base Indenture, remit (i) to the Series 2020-1 Senior Noteholders the amounts withdrawn from the Senior Notes Interest Payment Account, Senior Notes Principal Payment Account or otherwise, as applicable, pursuant to Section 5.11 of the Base Indenture or otherwise, for the payment of interest and fees and, to the extent applicable, principal or other amounts in respect of the Series 2020-1 Class A-2 Notes on such Quarterly Payment Date and (ii) to the Series 2020-1 Senior Subordinated Noteholders, the amounts withdrawn from the Senior Subordinated Notes Interest Payment Account, Senior Subordinated Notes Principal Payment Account or otherwise, as applicable, pursuant to Section 5.11 of the Base Indenture or otherwise, for the payment of interest and, to the extent applicable, principal or other amounts in respect of the Series 2020-1 Class B-2 Notes on such Quarterly Payment Date.

Section 3.4 Series 2020-1 Interest.

(a) Series 2020-1 Class A-2 Notes Interest. From the Series 2020-1 Closing Date until the Outstanding Principal Amount of the Series 2020-1 Class A-2 has been paid in full, the Outstanding Principal Amount of the Series 2020-1 Class A-2 will accrue interest for each Interest Accrual Period (after giving effect to all payments of principal made to Noteholders as of the first day of such Interest Accrual Period, and also giving effect to prepayments, repurchases and cancellations of Series 2020-1 Class A-2 Notes during such Interest Accrual Period) at the Series 2020-1 Class A-2 Note Rate. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture, commencing on Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2020-1 Class A-2 Legal Final Maturity Date or on any other day on which all of the Series 2020-1 Class A-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the applicable Series 2020-1 Class A-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2020-1 Class A-2 Note Rate. All computations of interest at the Series 2020-1 Class A-2 Note Rate shall be made on a 30/360 Day Basis.

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(b) Series 2020-1 Class B-2 Notes Interest. From the Series 2020-1 Closing Date until the Outstanding Principal Amount of the Series 2020-1 Class B-2 has been paid in full, the Outstanding Principal Amount of the Series 2020-1 Class B-2 will accrue interest for each Interest Accrual Period (after giving effect to all payments of principal made to Noteholders as of the first day of such Interest Accrual Period, and also giving effect to prepayments, repurchases and cancellations of Series 2020-1 Class B-2 Notes during such Interest Accrual Period) at the Series 2020-1 Class B-2 Note Rate. Such accrued interest will be due and payable in arrears on each Quarterly Payment Date, from amounts that are made available for payment thereof (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture, commencing on Initial Quarterly Payment Date; provided that in any event all accrued but unpaid interest shall be due and payable in full on the Series 2020-1 Class B-2 Legal Final Maturity Date or on any other day on which all of the Series 2020-1 Class B-2 Outstanding Principal Amount is required to be paid in full. To the extent any interest accruing at the applicable Series 2020-1 Class B-2 Note Rate is not paid when due, such unpaid interest will accrue interest at the Series 2020-1 Class B-2 Note Rate. All computations of interest at the Series 2020-1 Class B-2 Note Rate shall be made on a 30/360 Day Basis.

(c) Series 2020-1 Post-ARD Additional Interest.

(i) Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest. From and after the Series 2020-1 Class A-2 Anticipated Repayment Date, if the Series 2020-1 Final Payment of the Class A-2 Notes has not been made, then additional interest will accrue on the Series 2020-1 Class A-2 Outstanding Principal Amount at a per annum rate (the “Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest Rate”) equal to the greater of (as determined by the Manager): (A) 5.0% and (B) the amount, if any, by which the sum of the following exceeds the applicable Series 2020-1 Class A-2 Note Rate: (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2020-1 Class A-2 Anticipated Repayment Date of the United States Treasury security having a term closest to 5 years plus (y) 5.0%, plus (z) 5.77% (such additional interest, the “Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest”). All computations of Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest shall be made on a 30/360 Day Basis and will be due and payable on any Quarterly Payment Date to the extent allocated in accordance with the Priority of Payments.

(ii) Payment of Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest. Any Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest will be due and payable on each applicable Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with the Priority of Payments and Section 5.11 of the Base Indenture, in the amount so made available. The failure to pay any Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest in excess of available amounts in accordance with the foregoing (including on the Series 2020-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest shall be due and payable in full on the Series 2020-1 Legal Final Maturity Date, on any Series 2020-1 Prepayment Date with respect to a prepayment in full of the Series 2020-1 Class A-2 Notes or otherwise as part of any Series 2020-1 Final Payment.

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(iii) Series 2020-1 Class B-2 Quarterly Post-ARD Additional Interest. From and after the Series 2020-1 Class B-2 Anticipated Repayment Date, if the Series 2020-1 Final Payment of the Class B-2 Notes has not been made, then additional interest will accrue on the Series 2020-1 Class B-2 Outstanding Principal Amount at a per annum rate (the “Series 2020-1 Class B-2 Quarterly Post-ARD Additional Interest Rate”) equal to the greater of (as determined by the Manager): (A) 5.0% and (B) the amount, if any, by which the sum of the following exceeds the applicable Series 2020-1 Class B-2 Note Rate: (x) the yield to maturity (adjusted to a quarterly bond-equivalent basis) on the Series 2020-1 Class B-2 Anticipated Repayment Date of the United States Treasury Security having a term closest to 5 years plus (y) 5.0%, plus (z) 8.27% (such additional interest, the “Series 2020-1 Class B-2 Quarterly Post-ARD Additional Interest”). All computations of Series 2020-1 Class B-2 Quarterly Post-ARD Additional Interest shall be made on a 30/360 Day Basis and will be due and payable on any Quarterly Payment Date to the extent allocated in accordance with the Priority of Payments.

(iv) Payment of Series 2020-1 Class B-2 Quarterly Post-ARD Additional Interest. Any Series 2020-1 Class B-2 Quarterly Post-ARD Additional Interest will be due and payable on each applicable Quarterly Payment Date from amounts that are made available for payment thereof (i) on any related Monthly Allocation Date in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with the Priority of Payments and Section 5.11 of the Base Indenture, in the amount so made available. The failure to pay any Series 2020-1 Class B-2 Quarterly Post-ARD Additional Interest in excess of available amounts in accordance with the foregoing (including on the Series 2020-1 Legal Final Maturity Date) will not be an Event of Default and interest will not accrue on any unpaid portion thereof; provided that in any event all accrued but unpaid Series 2020-1 Class B-2 Quarterly Post-ARD Additional Interest shall be due and payable in full on the Series 2020-1 Legal Final Maturity Date, on any Series 2020-1 Prepayment Date with respect to a prepayment in full of the Series 2020-1 Class B-2 Notes or otherwise as part of any Series 2020-1 Final Payment.

(d) Initial Interest Accrual Period. The initial Interest Accrual Period for the Series 2020-1 Notes shall commence on (and include) the Series 2020-1 Closing Date and end on (but exclude) April 5, 2020.

Section 3.5 Payment of Principal.

(a) Payment of Series 2020-1 Class A-2 Note Principal.

(i) Principal Payment at Legal Maturity. The Series 2020-1 Class A-2 Outstanding Principal Amount shall be due and payable in full on the Series 2020-1 Class A-2 Legal Final Maturity Date. The Series 2020-1 Class A-2 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in the Base Indenture and this Section 3.5.

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(ii) Series 2020-1 Anticipated Repayment Date. The Series 2020-1 Class A-2 Final Payment Date is anticipated to occur on the Quarterly Payment Date occurring in January 2023 (such date, the “Series 2020-1 Class A-2 Anticipated Repayment Date”).

(iii) Payment of Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts. Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts will be due and payable on each applicable Quarterly Payment Date, commencing with the Quarterly Payment Date occurring in July 2021 (the “Series 2020-1 Class A-2 Amortization Date”) and prior to the Series 2020-1 Class A-2 Anticipated Repayment Date, in accordance with Section 5.11 of the Base Indenture.

(b) Payment of Series 2020-1 Class B-2 Note Principal.

(i) Principal Payment at Legal Maturity. The Series 2020-1 Class B-2 Outstanding Principal Amount shall be due and payable in full on the Series 2020-1 Class B-2 Legal Final Maturity Date. The Series 2020-1 Class B-2 Outstanding Principal Amount is not prepayable, in whole or in part, except as set forth in the Base Indenture and this Section 3.5.

(ii) Series 2020-1 Anticipated Repayment Date. The Series 2020-1 Class B-2 Final Payment Date is anticipated to occur on the Quarterly Payment Date occurring in October 2023 (such date, the “Series 2020-1 Class B-2 Anticipated Repayment Date”).

(iii) Payment of Series 2020-1 Class B-2 Notes Scheduled Principal Payment Amounts. Series 2020-1 Class B-2 Notes Scheduled Principal Payment Amounts will be due and payable on each applicable Quarterly Payment Date, commencing with the Quarterly Payment Date occurring in July 2021 (the “Series 2020-1 Class B-2 Amortization Date”) and prior to the Series 2020-1 Class B-2 Anticipated Repayment Date, in accordance with Section 5.11 of the Base Indenture.

(c) Rapid Amortization of Series 2020-1 Notes.

During any Rapid Amortization Period, principal payments shall be due and payable on each Quarterly Payment Date on the applicable Classes of Series 2020-1 Notes as and when amounts are made available for payment thereof (i) on any related Monthly Allocation Date, in accordance with the Priority of Payments and (ii) on such Quarterly Payment Date in accordance with Section 5.11 of the Base Indenture. Such payments shall be ratably allocated among the Series 2020-1 Noteholders within each applicable Class based on their respective portion of the Series 2020-1 Outstanding Principal Amount of such Class.

(d) Optional Prepayment.

(i) Optional Prepayment of Series 2020-1 Class A-2 Notes. Subject to Section 3.5(g), the Issuer shall have the option to prepay (including with the proceeds of equity contributions) the Outstanding Principal Amount of the Series 2020-1 Class A-2 Notes in whole or in part (each such prepayment, a “Series 2020-1 Class A-2 Prepayment”) on any Quarterly Payment Date that is specified as the Series 2020-1 Class A-2 Prepayment Date in the applicable Prepayment Notice (each, an “Class A-2 Optional Prepayment Date”); provided that no such optional prepayment of the Series 2020-1 Class A-2 Notes may be made prior to the Series 2020-1 Class A-2 Amortization Date and provided further that the following conditions shall be satisfied:

(A) in the case of a prepayment of the Series 2020-1 Class A-2 Notes in part:

a. the amounts on deposit in the Indenture Trust Accounts, the Senior Notes Interest Payment Account, the Senior Notes Principal Payment Account or other available amounts, in each case allocable to Series 2020-1 Class A-2 Notes, are sufficient to pay the amount of such prepayment plus the Series 2020-1 Class A-2 Prepayment Premium for the Series 2020-1 Class A-2 Notes as of Quarterly Payment Date of such prepayment, and

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b. the amounts on deposit in, or allocable to the Senior Notes Interest Payment Account and the Senior Notes Principal Payment Account and other available amounts to be distributed on the Quarterly Payment Date which coincides with such Class A-2 Optional Prepayment Date are sufficient to pay the Senior Prepayment Condition Amounts on such Quarterly Payment Date; and

(B) in the case of an optional prepayment of the Series 2020-1 Class A-2 Notes in whole:

a. the amounts on deposit in the Indenture Trust Accounts, the Senior Notes Interest Payment Account, the Senior Notes Principal Payment Account or other available amounts, in each case allocable to Series 2020-1 Class A-2 Notes, are sufficient to pay all outstanding monetary Obligations (including unreimbursed Advances with interest thereon at the Advance Interest Rate) in respect of the Series 2020-1 Class A-2 Notes set forth in the Priority of Payments after giving effect to the applicable allocations set forth therein on such Class A-2 Optional Prepayment Date, including unpaid interest accrued in respect of the period prior to such Class A-2 Optional Prepayment Date, the Series 2020-1 Class A-2 Prepayment Premium for the Series 2020-1 Class A-2 Notes as of Quarterly Payment Date of such prepayment and the Senior Prepayment Condition Amounts on such Quarterly Payment Date, and

b. the amounts on deposit in the Collection Account, the Indenture Trust Accounts or otherwise available are reasonably expected by the Manager to be sufficient to pay the Senior Prepayment Condition Amounts, other than with respect to the Series 2020-1 Class A-2 Notes, on such Class A-2 Optional Prepayment Date, if such date is a Quarterly Payment Date, or, in each case, any shortfalls in such amounts (in a. or b. above) have been deposited to the applicable accounts.

(ii) Optional Prepayment of Series 2020-1 Class B-2 Notes. Subject to Section 5.12(c) of the Base Indenture and Section 3.5(g), the Issuer shall have the option to prepay (including with the proceeds of equity contributions) the Outstanding Principal Amount of the Series 2020-1 Class B-2 Notes in whole or in part (each such prepayment a “Series 2020-1 Class B-2 Prepayment”) on any Quarterly Payment Date that is specified as the Series 2020-1 Class B-2 Prepayment Date in the applicable Prepayment Notice (each, an “Class B-2 Optional Prepayment Date”); provided that no such optional prepayment of the Series 2020-1 Class B-2 Notes may be made (i) prior to the Series 2020-1 Class B-2 Amortization Date and (ii) unless (a) the Series 2020-1 Class A-2 Notes are a Defeased Class or (b) the Issuer simultaneously makes an optional prepayment of a principal amount of Series 2020-1 Class A-2 Notes in accordance with Section 3.5(d)(i) of this Series Supplement at least equal to the lesser of (x) the outstanding principal amount of the Series 2020-1 Class A-2 Notes and (y) principal amount of Series 2020-1 Class B-2 Notes that the Issuer has elected to prepay, and provided further that the following conditions shall be satisfied:

(A) in the case of a prepayment of the Series 2020-1 Class B-2 Notes in part:

a. the amounts on deposit in the Indenture Trust Accounts, the Senior Subordinated Notes Interest Payment Account, the Senior Subordinated Notes Principal Payment Account or other available amounts, in each case allocable to Series 2020-1 Class B-2 Notes, are sufficient to pay the amount of such prepayment plus the Series 2020-1 Class B-2 Prepayment Premium as of Quarterly Payment Date of such prepayment, and

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b. the amounts on deposit in, or allocable to, the Senior Subordinated Notes Interest Payment Account and the Senior Subordinated Notes Principal Payment Account and other available amounts to be distributed on the Quarterly Payment Date which coincides with such Class B-2 Optional Prepayment Date are sufficient to pay the Prepayment Condition Amounts on such Quarterly Payment Date; and

(B) in the case of an optional prepayment of the Series 2020-1 Class B-2 Notes in whole:

a. the amounts on deposit in the Indenture Trust Accounts, the Senior Subordinated Notes Interest Payment Account, the Senior Subordinated Notes Principal Payment Account or other available amounts, in each case allocable to Series 2020-1 Class B-2 Notes, are sufficient to pay all outstanding monetary Obligations (including unreimbursed Advances with interest thereon at the Advance Interest Rate) in respect of the Series 2020-1 Class B-2 Notes set forth in the Priority of Payments after giving effect to the applicable allocations set forth therein on such Class B-2 Optional Prepayment Date, including unpaid interest accrued in respect of the period prior to such Class B-2 Optional Prepayment Date, and the Series 2020-1 Class B-2 Prepayment Premium for the Series 2020-1 Class B-2 Notes as of Quarterly Payment Date of such prepayment; and

b. the amounts on deposit in the Collection Account, the Indenture Trust Accounts or otherwise available are reasonably expected by the Manager to be sufficient to pay the Prepayment Condition Amounts, other than with respect to the Series 2020-1 Class B-2 Notes, on such Class B-2 Optional Prepayment Date, if such date is a Quarterly Payment Date, or, in each case, any shortfalls in such amounts (in a. or b. above) have been deposited to the applicable accounts.

(e) Notices of Prepayments.

(i) The Issuer shall give prior written notice (each, a “Prepayment Notice”) at least fifteen (15) Business Days but not more than twenty (20) Business Days prior to any Series 2020-1 Prepayment with respect to any Class pursuant to Section 3.5(f) to each Series 2020-1 Noteholder affected by such Series 2020-1 Prepayment, each of the Rating Agencies, the Trustee and the Control Party; provided that at the request of the Issuer, such notice to the affected Series 2020-1 Noteholders shall be given by the Trustee in the name and at the expense of the Issuer.

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(ii) With respect to each such Series 2020-1 Prepayment, the related Prepayment Notice shall, in each case, specify (A) the Series 2020-1 Prepayment Date on which such prepayment will be made, which in all cases shall be a Business Day, and (B) the Series 2020-1 Prepayment Amount.

(iii) Any such optional prepayment and Prepayment Notice may, in the Issuer’s discretion, be subject to the satisfaction of one or more conditions precedent, including but not limited to the occurrence of a Change of Control. The Issuer shall have the option to provide in any Prepayment Notice that the payment of the amounts set forth in Section 3.5(f) and the performance of the Issuer’s obligations with respect to such optional prepayment may be performed by another Person.

(iv) The Issuer shall have the option, by written notice to the Trustee, the Control Party, the Rating Agencies and the affected Noteholders, to revoke, or amend the Series 2020-1 Prepayment Date set forth in, any Prepayment Notice relating to an optional prepayment at any time up to the fifth Business Day before the Series 2020-1 Prepayment Date set forth in such Prepayment Notice; provided that at the request of the Issuer, such notice to the affected Series 2020-1 Noteholders shall be given by the Trustee in the name and at the expense of the Issuer.

(f) Series 2020-1 Prepayments. Subject to Section 3.5(g), on each Series 2020-1 Prepayment Date with respect to any Series 2020-1 Prepayment, the Series 2020-1 Prepayment Amount shall be due and payable.

(g) Distributions of Optional Prepayments

(i) Distributions of Optional Prepayments of Series 2020-1 Notes.

(A) No later than five (5) Business Days prior to the Series 2020-1 Prepayment Date for each Series 2020-1 Prepayment to be made pursuant to Section 3.5(f), the Issuer shall provide the Trustee with a written report instructing the Trustee to deposit the amounts set forth in such report, which shall include such amounts set forth in Section 3.5(d)(i)(B)a and Section 3.5(d)(ii)(B)a, as applicable, and in each case due and payable to the applicable Noteholders on such Series 2020-1 Prepayment Date. Such written report may be consolidated with additional payment instructions as necessary to effect other distributions occurring on, or substantially concurrently with, such Series 2020-1 Prepayment Date.

(B) On the Series 2020-1 Prepayment Date for each Series 2020-1 Prepayment to be made pursuant to Section 3.5(d), the Trustee shall, in accordance with Section 6.1 of the Base Indenture (except that, notwithstanding anything to the contrary therein, references to the distributions being made on a Quarterly Payment Date shall be deemed to be references to distributions made on such Series 2020-1 Prepayment Date and references to the Record Date shall be deemed to be references to the Prepayment Record Date), distribute to the Noteholders of record of the applicable Class on the preceding Prepayment Record Date on a pro rata basis, based on their respective portion of the Outstanding Principal Amount of the applicable Class of Notes the amount specified in the written report delivered in accordance with Section 3.5(g)(i)(A) in order to pay (without duplication) (A) the applicable portion of such Outstanding Principal Amount, and (B) in the case of an optional prepayment in whole, the outstanding monetary Obligations described in Section 3.5(d)(i)(B)a and Section 3.5(d)(ii)(B)a, as applicable, in each case due and payable on such Series 2020-1 Prepayment Date.

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(h) Series 2020-1 Notices of Final Payment. The Issuer shall notify the Trustee, the Manager and each of the Rating Agencies of the Series 2020-1 Final Payment Date of a Class of Notes on or before the Prepayment Record Date preceding such Series 2020-1 Prepayment Date; provided, however, that with respect to any Series 2020-1 Final Payment that is made in connection with any mandatory or optional prepayment in full, the Issuer shall not be obligated to provide any additional notice to the Trustee or the Rating Agencies of such Series 2020-1 Final Payment beyond the notice required to be given in connection with such prepayment pursuant to Section 3.5(e). The Trustee shall provide any written notice required under this Section 3.5(h) to each Person in whose name such Series 2020-1 Notes are registered at the close of business on such Prepayment Record Date of the Series 2020-1 Prepayment Date that will be the Series 2020-1 Final Payment Date for such Class of Notes. Such written notice to be sent to the Series 2020-1 Noteholders shall be made at the expense of the Issuer and shall be mailed by the Trustee within five (5) Business Days of receipt of notice from the Issuer indicating that the Series 2020-1 Final Payment will be made and shall specify that such Series 2020-1 Final Payment will be payable only upon presentation and surrender of the related Series 2020-1 Notes, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Issuer, the Manager, the Trustee and their affiliates, and shall specify the place where the related Series 2020-1 Notes may be presented and surrendered for such Series 2020-1 Final Payment.

Section 3.6 Manager. Pursuant to the Management Agreement, the Manager has agreed to provide certain reports, notices, instructions and other services on behalf of the Issuer. The Series 2020-1 Noteholders by their acceptance of the Series 2020-1 Notes consent to the provision of such reports and notices to the Trustee by the Manager in lieu of the Issuer.

ARTICLE IV

FORM OF SERIES 2020

Section 4.1 Issuance of Series 2020-1 Notes.

(a) The Series 2020-1 Class A-2 Notes may be offered and sold in the applicable Series 2020-1 Class A-2 Initial Principal Amount on the Series 2020-1 Closing Date by the Issuer. The Series 2020-1 Class B-2 Notes may be offered and sold in the applicable Series 2020-1 Class B-2 Initial Principal Amount on the Series 2020-1 Closing Date by the Issuer. The Series 2020-1 Notes will be “restricted securities” issued pursuant to the provisions of Rule 506 (b) of Regulation D under Section 4(a)(2) of the 1933 Act sold only to QIBs purchasing for their own account or the account of one or more Persons, each of which is a QIB. The Series 2020-1 Notes will be resold only to the Issuer or its Affiliates or (A) in the United States, to Persons who are not Competitors and who are QIBs purchasing for their own account or the account of one or more other Persons, each of which is a QIB, in reliance on Rule 144A and (B) outside the United States, to Persons who are not Competitors and who are not a U.S. person (as defined in Regulation S) (a “U.S. Person”) in reliance on Regulation S, purchasing for their own account or the account of one or more other Persons, each of which is a non-U.S. Person, all in accordance with the procedure described herein. The Series 2020-1 Notes will be Book-Entry Notes and DTC will be the Depository for the Series 2020-1 Notes. The Applicable Procedures shall be applicable to transfers of beneficial interests in the Series 2020-1 Notes.

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(b) Global Notes.

(i) Rule 144A Global Notes. The Series 2020-1 Notes of each Class offered and sold in their initial distribution in reliance upon Rule 144A will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-1 hereto, registered in the name of Cede & Co. (“Cede”), as nominee of DTC, and deposited with the Trustee, as custodian for DTC (collectively, for purposes of this Section 4.1 and Section 4.2, the “Rule 144A Global Notes”). The aggregate initial principal amount of the Rule 144A Global Notes of each Class may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase in the aggregate initial principal amount of the corresponding Class of Temporary Regulation S Global Notes or Permanent Regulation S Global Notes, as hereinafter provided.

(ii) Regulation S Global Notes. Any Series 2020-1 Notes of any Class offered and sold on the Series 2020-1 Closing Date in reliance upon Regulation S will be issued in the form of one or more global notes in fully registered form, without coupons, substantially in the form set forth in Exhibit A-2 hereto, registered in the name of Cede, as nominee of DTC, and deposited with the Trustee, as custodian for DTC, for credit to the respective accounts at DTC of the designated agents holding on behalf of Euroclear or Clearstream. Until such time as the Restricted Period shall have terminated with respect to any Series 2020-1 Note, such Series 2020-1 Notes shall be referred to herein collectively, for purposes of this Section 4.1 and Section 4.2, as the “Temporary Regulation S Global Notes.” After such time as the Restricted Period shall have terminated, the Temporary Regulation S Global Notes shall be exchangeable, in whole or in part, for interests in one or more permanent global notes in registered form without interest coupons, substantially in the form set forth in Exhibit A-3 hereto, as hereinafter provided (collectively, for purposes of this Section 4.1 and Section 4.2, the “Permanent Regulation S Global Notes”). The aggregate principal amount of the Temporary Regulation S Global Notes or the Permanent Regulation S Global Notes may from time to time be increased or decreased by adjustments made on the records of the Trustee, as custodian for DTC, in connection with a corresponding decrease or increase of aggregate principal amount of the corresponding Rule 144A Global Notes, as hereinafter provided.

(c) Definitive Notes. The Series 2020-1 Global Notes of each Class shall be exchangeable in their entirety for one or more definitive notes in registered form, without interest coupons (collectively, for purposes of this Section 4.1 and Section 4.2, the “Definitive Notes”) pursuant to Section 2.13 of the Base Indenture and this Section 4.1(c) in accordance with their terms and, upon complete exchange thereof, such Series 2020-1 Global Notes shall be surrendered for cancellation at the applicable Corporate Trust Office.

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Section 4.2 Transfer Restrictions of Series 2020-1 Notes.

(a) A Series 2020-1 Global Note may not be transferred, in whole or in part, to any Person other than DTC or a nominee thereof, or to a successor Depository or to a nominee of a successor Depository, and no such transfer to any such other Person may be registered; provided, however, that this Section 4.2(a) shall not prohibit any transfer of a Series 2020-1 Note that is issued in exchange for a Series 2020-1 Global Note in accordance with Section 2.8 of the Base Indenture and shall not prohibit any transfer of a beneficial interest in a Series 2020-1 Global Note effected in accordance with the other provisions of this Section 4.2.

(b) The transfer by a Series 2020-1 Note Owner holding a beneficial interest in a Series 2020-1 Note of any Class in the form of a Rule 144A Global Note to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note of such Class shall be made upon the deemed representation of the transferee that it is purchasing for its own account or an account with respect to which it exercises sole investment discretion and that it and any such account is a QIB and not a Competitor, and is aware that the sale to it is being made in reliance on Rule 144A and acknowledges that it has received such information regarding the Issuer as such transferee has requested pursuant to Rule 144A or has determined not to request such information and that it is aware that the transferor is relying upon its foregoing representations in order to claim the exemption from registration provided by Rule 144A.

(c) If a Series 2020-1 Note Owner holding a beneficial interest in a Series 2020-1 Note of any Class in the form of a Rule 144A Global Note wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Temporary Regulation S Global Note of such Class, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Temporary Regulation S Global Note of such Class, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.2(c). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Temporary Regulation S Global Note, in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form set forth in Exhibit B-1 hereto given by the Series 2020-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of the Rule 144A Global Note, and to increase the principal amount of the Temporary Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Temporary Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

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(d) If a Series 2020-1 Note Owner holding a beneficial interest in a Rule 144A Global Note of any Class wishes at any time to exchange its interest in such Rule 144A Global Note for an interest in the Permanent Regulation S Global Note of such Class, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Permanent Regulation S Global Note of such Class, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.2(d). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Permanent Regulation S Global Note in a principal amount equal to that of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) a certificate in substantially the form of Exhibit B-2 hereto given by the Series 2020-1 Note Owner holding such beneficial interest in such Rule 144A Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Rule 144A Global Note, and to increase the principal amount of the Permanent Regulation S Global Note, by the principal amount of the beneficial interest in such Rule 144A Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for Euroclear or Clearstream or both, as the case may be) a beneficial interest in the Permanent Regulation S Global Note having a principal amount equal to the amount by which the principal amount of such Rule 144A Global Note was reduced upon such exchange or transfer.

(e) If a Series 2020-1 Note Owner holding a beneficial interest in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note wishes at any time to exchange its interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note for an interest in the Rule 144A Global Note, or to transfer such interest to a Person who wishes to take delivery thereof in the form of a beneficial interest in the Rule 144A Global Note, such exchange or transfer may be effected, subject to the Applicable Procedures, only in accordance with the provisions of this Section 4.2(e). Upon receipt by the Note Registrar, at the applicable Corporate Trust Office, of (i) written instructions given in accordance with the Applicable Procedures from a Clearing Agency Participant directing the Note Registrar to credit or cause to be credited to a specified Clearing Agency Participant’s account a beneficial interest in the Rule 144A Global Note of the applicable Class in a principal amount equal to that of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, to be so exchanged or transferred, (ii) a written order given in accordance with the Applicable Procedures containing information regarding the account of the Clearing Agency Participant (and the Euroclear or Clearstream account, as the case may be) to be credited with, and the account of the Clearing Agency Participant to be debited for, such beneficial interest and (iii) with respect to a transfer of a beneficial interest in such Temporary Regulation S Global Note (but not such Permanent Regulation S Global Note), a certificate in substantially the form set forth in Exhibit B-3 hereto given by such Series 2020-1 Note Owner holding such beneficial interest in such Temporary Regulation S Global Note, the Note Registrar shall instruct the Trustee, as custodian of DTC, to reduce the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, and to increase the principal amount of such Rule 144A Global Note, by the principal amount of the beneficial interest in such Temporary Regulation S Global Note or such Permanent Regulation S Global Note to be so exchanged or transferred, and to credit or cause to be credited to the account of the Person specified in such instructions (which shall be the Clearing Agency Participant for DTC) a beneficial interest in such Rule 144A Global Note having a principal amount equal to the amount by which the principal amount of such Temporary Regulation S Global Note or such Permanent Regulation S Global Note, as the case may be, was reduced upon such exchange or transfer.

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(f) In the event that a Series 2020-1 Global Note of any Class or any portion thereof is exchanged for Series 2020-1 Notes of such Class other than Series 2020-1 Global Notes, such other Series 2020-1 Notes of such Class may in turn be exchanged (upon transfer or otherwise) for Series 2020-1 Notes of such Class that are not Series 2020-1 Global Notes or for a beneficial interest in a Series 2020-1 Global Note of such Class (if any is then outstanding) only in accordance with such procedures as may be adopted from time to time by the Issuer and the Note Registrar, which shall be substantially consistent with the provisions of Section 4.2(a) through Section 4.2(e) and Section 4.2(g) (including the certification requirement intended to ensure that transfers and exchanges of beneficial interests in a Series 2020-1 Global Note comply with Rule 144A or Regulation S under the 1933 Act, as the case may be) and any Applicable Procedures.

(g) Until the termination of the Restricted Period with respect to any Series 2020-1 Note, interests in the Temporary Regulation S Global Notes representing such Series 2020-1 Note may be held only through Clearing Agency Participants acting for and on behalf of Euroclear and Clearstream; provided that this Section 4.2(g) shall not prohibit any transfer in accordance with Section 4.2(d). After the expiration of the applicable Restricted Period, interests in the Permanent Regulation S Global Notes may be transferred without requiring any certifications other than those set forth in this Section 4.2.

(h) The Series 2020-1 Notes Rule 144A Global Notes, the Series 2020-1 Notes Temporary Regulation S Global Notes and the Series 2020-1 Notes Permanent Regulation S Global Notes shall bear the following legend:

THE ISSUANCE AND SALE OF THIS [RULE 144A] [TEMPORARY REGULATION S] [PERMANENT REGULATION S] SERIES 2020-1 CLASS [A-2][B-2] NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND FAT BRANDS ROYALTY I, LLC (THE “ISSUER”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

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BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A [TEMPORARY REGULATION S GLOBAL NOTE] [RULE 144A GLOBAL NOTE] OR [PERMANENT REGULATION S GLOBAL NOTE] WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.

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IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH HOLDER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10041, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

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THIS [RULE 144A][TEMPORARY REGULATION S] [PERMANENT REGULATION S] GLOBAL SERIES 2020-1 CLASS [A-2] [B-2] NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” AS DEFINED IN SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. YOU MAY OBTAIN INFORMATION REGARDING THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE PRICE, THE ISSUE DATE AND THE YIELD TO MATURITY BY CONTACTING THE MANAGER AT FAT BRANDS INC., 9720 WILSHIRE BLVD., SUITE 500, BEVERLY HILLS, CA 90212, ATTN: ANDREW A. WIEDERHORN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

(i) The Series 2020-1 Temporary Regulation S Global Notes shall also bear the following legend:

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE ISSUER OR AN AFFILIATE OF THE ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO THE ISSUER OR AN AFFILIATE OF THE ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

(j) The required legends set forth above shall not be removed from the applicable Series 2020-1 Notes except as provided herein. The legend required for a Series 2020-1 Rule 144A Global Note may be removed from such Series 2020-1 Notes Rule 144A Global Note if there is delivered to the Issuer and the Note Registrar such satisfactory evidence, which may include an Opinion of Counsel, as may be reasonably required by the Issuer that neither such legend nor the restrictions on transfer set forth therein are required to ensure that transfers of such Series 2020-1 Notes Rule 144A Global Note will not violate the registration requirements of the 1933 Act. Upon provision of such satisfactory evidence, the Trustee at the direction of the Issuer (or the Manager, on its behalf), shall authenticate and deliver in exchange for such Series 2020-1 Rule 144A Global Note a Series 2020-1 Note or Series 2020-1 Notes of the applicable Class having an equal aggregate principal amount that does not bear such legend. If such a legend required for a Series 2020-1 Rule 144A Global Note has been removed from a Series 2020-1 Note as provided above, no other Series 2020-1 Note issued in exchange for all or any part of such Series 2020-1 Note shall bear such legend, unless the Issuer have reasonable cause to believe that such other Series 2020-1 Note is a “restricted security” within the meaning of Rule 144 under the 1933 Act and instructs the Trustee to cause a legend to appear thereon.

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Section 4.3 Note Owner Representations and Warranties. Each Person who becomes a Note Owner of a beneficial interest in a Series 2020-1 Note pursuant to the Offering Memorandum will be deemed to represent, warrant and agree on the date such Person acquires any interest in any Series 2020-1 Note as follows:

(a) With respect to any sale of Series 2020-1 Notes pursuant to Rule 144A, it is a QIB pursuant to Rule 144A, and is aware that any sale of Series 2020-1 Notes to it will be made in reliance on Rule 144A. Its acquisition of Series 2020-1 Notes in any such sale will be for its own account or for the account of another QIB.

(b) With respect to any sale of Series 2020-1 Notes pursuant to Regulation S, at the time the buy order for such Series 2020-1 Notes was originated, it was outside the United States and the offer was made to a Person who is not a U.S. Person, and was not purchasing for the account or benefit of a U.S. Person.

(c) It will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Series 2020-1 Notes.

(d) It understands that the Issuer and the Manager may receive a list of participants holding positions in the Series 2020-1 Notes from one or more book-entry depositories.

(e) It understands that the Manager and the Issuer may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website.

(f) It will provide to each person to whom it transfers Series 2020-1 Notes notices of any restrictions on transfer of such Series 2020-1 Notes.

(g) It understands that (i) the Series 2020-1 Notes are being offered in a transaction not involving any public offering in the United States within the meaning of the 1933 Act, (ii) the Series 2020-1 Notes have not been registered under the 1933 Act, (iii) the Series 2020-1 Notes may be offered, resold, pledged or otherwise transferred only to (a) in the United States, Persons who are not Competitors and who are QIBs, purchasing for their own account or the account of one or more other Persons, each of which is a QIB, (b) outside the United States, Persons who are not Competitors and who are not “U.S. Persons” in offshore transactions in reliance on Regulation S under the 1933 Act, purchasing for their own account or the account of one or more other Persons, each of which is a non-U.S. Person, or (c) the Issuer or an Affiliate of the Issuer, in each case, in accordance with any applicable securities laws of any state of the United States and any other relevant jurisdiction, and (iv) it will, and each subsequent holder of a Series 2020-1 Note is required to, notify any subsequent purchaser of a Series 2020-1 Note of the resale restrictions set forth in clause (iii) above.

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(h) It understands that the certificates evidencing the Rule 144A Global Notes will bear legends substantially similar to those set forth in Section 4.2(h).

(i) It understands that the certificates evidencing the Temporary Regulation S Global Notes will bear legends substantially similar to those set forth in Sections 4.2(h) and Section 4.2(i), as applicable.

(j) It understands that the certificates evidencing the Permanent Regulation S Global Notes will bear legends substantially similar to those set forth in Section 4.2(h).

(k) Either (i) it is not acquiring or holding the Series 2020-1 Notes (or any interest therein) for or on behalf of, or with the assets of, Plan or a governmental, church, non-U.S. or other plan which is subject to any Similar Law or (ii) its acquisition, holding and disposition of the Series 2020-1 Notes (or any interest therein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any Similar Law.

(l) It understands that any subsequent transfer of the Series 2020-1 Notes or any interest therein is subject to certain restrictions and conditions set forth in the Indenture and it agrees to be bound by, and not to resell, pledge or otherwise transfer the Series 2020-1 Notes or any interest therein except in compliance with, such restrictions and conditions and the 1933 Act.

(m) It is not a Competitor.

Section 4.4 Limitation on Liability. None of the Issuer, the Manager, the Trustee or any Paying Agent or any of their respective Affiliates shall have any responsibility or liability with respect to (i) any aspects of the records maintained by DTC or its nominee or any of the Agent Members relating to or for payments made thereby on account of beneficial interests in a Rule l44A Global Note or a Regulation S Global Note or (ii) any records maintained by the Noteholder with respect to the beneficial holders thereof or payments made thereby on account of beneficial interests held therein. Notwithstanding anything to the contrary contained herein or in the Base Indenture, the Trustee (including in its capacity as Note Registrar and Paying Agent) shall have no responsibility or liability with respect to (i) transfers of beneficial interests within a Rule 144A Global Note or a Regulation S Global Note or (ii) monitoring or inquiring into or verifying compliance by a Noteholder or Note Owner with the representations, covenants or restrictions set forth in this Series Supplement, the Base Indenture or the Notes.

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ARTICLE V

GENERAL

Section 5.1 Information. On or before the third (3rd) Business Day prior to each Quarterly Payment Date, the Issuer shall furnish, or cause to be furnished, a Quarterly Noteholders’ Report with respect to the Series 2020-1 Notes to the Trustee, substantially in the form of Exhibit C hereto, setting forth, inter alia, the following information with respect to such Quarterly Payment Date and all other information required pursuant to Section 5.11 of the Base Indenture:

(i) the total amount available to be distributed to Series 2020-1 Noteholders on such Quarterly Payment Date;

(ii) the amount of such distribution allocable to the payment of interest on each Class of the Series 2020-1 Notes;

(iii) the amount of such distribution allocable to the payment of principal of each Class of the Series 2020-1 Notes;

(iv) whether, to the Actual Knowledge of the Issuer, any Potential Rapid Amortization Event, Rapid Amortization Event, Default, Event of Default, Potential Manager Termination Event or Manager Termination Event has occurred and is continuing as of the related Quarterly Calculation Date or any Cash Flow Sweeping Period is in effect, as of such Quarterly Calculation Date;

(v) the DSCR for such Quarterly Payment Date and the three Quarterly Payment Dates immediately preceding such Quarterly Payment Date;

(vi) the amount of FAT Brands Systemwide Sales as of the related Quarterly Calculation Date; and

(vii) the amount on deposit in the Senior Notes Reserve Account and the Senior Subordinated Notes Reserve Account as of the close of business on the last Business Day of the preceding Quarterly Collection Period.

Any Series 2020-1 Noteholder may obtain copies of each Quarterly Noteholders’ Report in accordance with the procedures set forth in Section 4.4 of the Base Indenture.

Section 5.2 Exhibits. The annexes, exhibits and schedules attached hereto and listed on the table of contents hereto supplement the annexes, exhibits and schedules included in the Base Indenture.

Section 5.3 Ratification of Base Indenture. As supplemented by the Series 2020-1 Supplement, the Base Indenture is in all respects ratified and confirmed and the Base Indenture as so supplemented by the Series 2020-1 Supplement shall be read, taken and construed as one and the same instrument.

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Section 5.4 Notices to the Rating Agencies. The address for any notice or communication by any party to any Rating Agency shall be as set forth in Section 14.1 of the Base Indenture.

Section 5.5 Counterparts. The Series 2020-1 Supplement may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

Section 5.6 Governing Law. THE SERIES 2020-1 SUPPLEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK).

Section 5.7 Amendments. The Series 2020-1 Supplement may not be modified or amended except in accordance with the terms of the Base Indenture.

Section 5.8 Termination of Series Supplement; Defeasance.

(a) The Series 2020-1 Supplement shall cease to be of further effect when (i) all Outstanding Series 2020-1 Notes theretofore authenticated and issued have been delivered (other than destroyed, lost, or stolen Series 2020-1 Notes that have been replaced or paid) to the Trustee for cancellation, and (ii) the Issuer has paid all sums payable hereunder; provided that any provisions of the Series 2020-1 Supplement required for the Series 2020-1 Final Payment to be made shall survive until the Series 2020-1 Final Payment is paid to the Series 2020-1 Noteholders. In accordance with Section 6.1(a) of the Base Indenture, the final principal payment due on each Series 2020-1 Note shall only be paid upon due presentment and surrender of such Note for cancellation in accordance with the provisions of such Note at the applicable Corporate Trust Office, which such surrender shall also constitute a general release by the applicable Noteholder from any claims against the Issuer, the Manager, the Trustee and their affiliates.

(b) In addition to (and notwithstanding) the terms of Section 12.1 of the Base Indenture, upon the payment in full (whether optional or mandatory) or a redemption in full of a particular Class of Series 2020-1 Notes (the “Defeased Class”) as provided hereunder, the Obligations of the Issuer under the Transaction Documents in respect of such Defeased Class shall be terminated.

Section 5.9 Limited Recourse. The obligations of the Issuer under this Series Supplement are solely the limited liability company obligations of the Issuer, and the Issuer shall be liable for claims hereunder only to the extent that funds or assets are available to pay such claims pursuant to this Series Supplement.

Section 5.10 Entire Agreement. The Series 2020-1 Supplement, together with the exhibits and schedules hereto and the other Indenture Documents, contains a final and complete integration of all prior expressions by the parties hereto with respect to the subject matter hereof and shall constitute the entire agreement among the parties hereto with respect to the subject matter hereof, superseding all previous oral statements and other writings with respect thereto.

Section 5.11 Control Party Protections. In taking or refraining from taking any action hereunder, the Control Party shall be entitled to the rights, protections, benefits, immunities and indemnities afforded to the Control Party under this Series 2020-1 Supplement and the other Transaction Documents mutatis mutandis.

[Signature Pages Follow]

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IN WITNESS WHEREOF, each of the Issuer and the Trustee have caused the Series 2020-1 Supplement to be duly executed by its respective duly authorized officer as of the day and year first written above.

FAT BRANDS ROYALTY I, LLC, as Issuer

By:	FAT Brands Inc.
Its:	Manager

By:	/s/ Andrew A. Wiederhorn
Name:	Andrew A. Wiederhorn
Title:	Chief Executive Officer

Signature Page to Series 2020-1 Supplement to the Base Indenture

FAT Brands Royalty I, LLC

UMB BANK, N.A., in its capacity as Trustee

By:	/s/ David Massa
Name:	David Massa
Title:	Senior Vice President

Signature Page to Series 2020-1 Supplement to the Base Indenture

FAT Brands Royalty I, LLC

CONSENT OF CONTROL PARTY:

The undersigned, as Control Party, hereby consents to the execution and delivery of this Series Supplement by the parties hereto, and as Control Party hereby directs the Trustee to execute and deliver this Series Supplement.

CITADEL SPV LLC, in its capacity as Control Party

By:	/s/ Orlando Figueroa
Name:	Orlando Figueroa
Title:	Senior Managing Director

Signature Page to Series 2020-1 Supplement to the Base Indenture

FAT Brands Royalty I, LLC

ANNEX A

SERIES 2020-1

SUPPLEMENTAL DEFINITIONS LIST

“30/360 Day Basis” means the accrual of interest calculated on the basis of a 360-day year consisting of twelve 30-day months.

“Carryover Senior Subordinated Notes Accrued Quarterly Interest Amount” means (a) for the first Monthly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Monthly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Subordinated Notes Interest Payment Account with respect to the Senior Subordinated Notes on the immediately preceding Monthly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Senior Subordinated Notes Accrued Quarterly Interest Amount for such immediately preceding Monthly Allocation Date; provided that for the first Monthly Allocation Date after the applicable Series Closing Date, the Carryover Senior Subordinated Notes Accrued Quarterly Interest Amount shall equal the aggregate amount of interest accrued on the Senior Subordinated Notes for the period from such Series Closing Date until such Monthly Allocation Date.

“Carryover Senior Subordinated Notes Accrued Scheduled Principal Payments Amount” means (a) for the first Monthly Allocation Date with respect to any Quarterly Collection Period, zero, and (b) for any other Monthly Allocation Date with respect to such Quarterly Collection Period the amount, if any, by which (i) the amount allocated to the Senior Subordinated Notes Principal Payment Account with respect to the Senior Subordinated Notes Scheduled Principal Payment Amounts on the immediately preceding Monthly Allocation Date with respect to such Quarterly Collection Period was less than (ii) the Senior Subordinated Notes Accrued Scheduled Principal Payments Amount for such immediately preceding Monthly Allocation Date.

“Change in Law” means (a) any law, rule or regulation or any change therein or in the interpretation or application thereof (whether or not having the force of law), in each case, adopted, issued or occurring after the Series 2020-1 Closing Date or (b) any request, guideline or directive (whether or not having the force of law) from any government or political subdivision or agency, authority, bureau, central bank, commission, department or instrumentality thereof, or any court, tribunal, grand jury or arbitrator, or any accounting board or authority (whether or not a Governmental Authority) which is responsible for the establishment or interpretation of national or international accounting principles, in each case, whether foreign or domestic (each, an “Official Body”) charged with the administration, interpretation or application thereof, or the compliance with any request or directive of any Official Body (whether or not having the force of law) made, issued or occurring after the Series 2020-1 Closing Date.

“Change of Control” has the meaning ascribed to such term in the Management Agreement.

“Clearstream” means Clearstream Luxembourg.

“Defeased Class” has the meaning set forth in Section 4.8(b) of the Series 2020-1 Supplement.

Annex A-1

“Definitive Notes” has the meaning set forth in Section 4.1(c) of the Series 2020-1 Supplement.

“DTC” means The Depository Trust Company, and any successor thereto.

“Euroclear” Euroclear Bank, S.A./N.A., or any successor thereto, as operator of Euroclear System.

“Initial Quarterly Payment Date” means April 27, 2020.

“Official Body” has the meaning set forth in the definition of “Change in Law.”

“Outstanding Principal Amount” means with respect to any one or more Series, Classes, Subclasses or Tranches of Notes, as applicable at any time, the aggregate principal amount Outstanding of such Notes at such time.

“Permanent Regulation S Global Notes” has the meaning set forth in Sections 4.1(b) of the Series 2020-1 Supplement.

“Prepayment Condition Amounts” means the Senior Prepayment Condition Amounts and the Senior Subordinated Prepayment Condition Amounts.

“Prepayment Notice” has the meaning set forth in Section 3.5(e) of the Series 2020-1 Supplement.

“Prepayment Record Date” means, with respect to the date of any Series 2020-1 Prepayment, the last day of the calendar month immediately preceding the date of such Series 2020-1 Prepayment unless such last day is less than ten (10) Business Days prior to the date of such Series 2020-1 Prepayment, in which case the “Prepayment Record Date” will be the date that is ten (10) Business Days prior to the date of such Series 2020-1 Prepayment.

“Private Placement Memorandum” means the Private Placement Memorandum for the offering of the Series 2020-1 Notes, dated March 6, 2020, prepared by the Issuer.

“Qualified Institutional Buyer” or “QIB” means a Person who is a “qualified institutional buyer” as defined in Rule 144A.

“Rating Agency” for the Series 2020-1 Notes means DBRS, Inc., and any successor or successors thereto. In the event that at any time the rating agencies rating the Series 2020-1 Notes do not include DBRS, Inc., references to rating categories of such former Rating Agency in the Series 2020-1 Supplement shall be deemed instead to be references to the equivalent categories of such other rating agency as then has been appointed to rate and is rating the Series 2020-1 Notes as of the most recent date on which such other rating agency and such former Rating Agency’s published ratings for the type of security in respect of which such alternative rating agency is used.

“Regulation S” means Regulation S promulgated under the 1933 Act.

Annex A-2

“Regulation S Global Notes” means, collectively, the Temporary Regulation S Global Notes and the Permanent Regulation S Global Notes.

“Restricted Period” means, with respect to any Series 2020-1 Class A-2 Notes sold pursuant to Regulation S, the period commencing on such Series 2020-1 Closing Date and ending on the 40th day after the Series 2020-1 Closing Date.

“Rule 144A” means Rule 144A promulgated under the 1933 Act.

“Rule 144A Global Notes” has the meaning set forth in Section 4.1(b) of the Series 2020-1 Supplement.

“Senior Prepayment Condition Amounts” means, as of any Quarterly Payment Date, the aggregate amount due and payable to all of the Senior Noteholders as of such Quarterly Payment Date.

“Senior Subordinated Notes Accrued Quarterly Interest Amount” means, for each Monthly Allocation Date with respect to a Quarterly Collection Period, an amount equal to the lesser of (a) the sum of (i) one-third of the Senior Subordinated Notes Aggregate Quarterly Interest for the Interest Accrual Period ending in the next succeeding Quarterly Collection Period and (ii) the Carryover Senior Subordinated Notes Accrued Quarterly Interest Amount for such Monthly Allocation Date and (b) the amount, if any, by which (i) Senior Notes Aggregate Quarterly Interest for the Interest Accrual Period ending in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to the Senior Subordinated Notes Interest Payment Account with respect to the Senior Subordinated Notes Quarterly Interest Amount on each preceding Monthly Allocation Date (or prefunded on the Closing Date) with respect to such Quarterly Collection Period.

“Senior Subordinated Notes Accrued Scheduled Principal Payments Amount” means, for each Monthly Allocation Date with respect to any Quarterly Collection Period an amount equal to the lesser of (a) the sum of (i) one third of the Senior Subordinated Notes Aggregate Scheduled Principal Payments for the Quarterly Payment Date in the next succeeding Quarterly Collection Period and (ii) the Carryover Senior Subordinated Notes Accrued Scheduled Principal Payments Amount for such Monthly Allocation Date and (b) the amount, if any, by which (i) the Senior Subordinated Notes Aggregate Scheduled Principal Payments for the Quarterly Payment Date in the next succeeding Quarterly Collection Period exceeds (ii) the aggregate amount previously allocated to the Senior Subordinated Notes Principal Payment Account with respect to Senior Subordinated Notes Aggregate Scheduled Principal Payments on each preceding Monthly Allocation Date (or prefunded on the Closing Date) with respect to such Quarterly Collection Period.

“Senior Subordinated Prepayment Condition Amounts” means, as of any Quarterly Payment Date, the aggregate amount due and payable to all of the Senior Noteholders and Senior Subordinated Noteholders as of such Quarterly Payment Date.

“Series 2020-1 Class A-2 Amortization Date” has the meaning set forth in Section 3.5(a)(iii) of the Series 2020-1 Supplement.

Annex A-3

“Series 2020-1 Class A-2 Anticipated Repayment Date” has the meaning set forth in Section 3.5(a)(ii) of the Series 2020-1 Supplement. For purposes of the Base Indenture, the “Series 2020-1 Class A-2 Anticipated Repayment Date” shall be deemed to be a “Series Anticipated Repayment Date”.

“Series 2020-1 Class A-2 Initial Principal Amount” means, the aggregate initial outstanding principal amount of the Class A-2 Notes as of the 2020-1 Closing Date, which is $20,000,000.

“Series 2020-1 Class A-2 Legal Final Maturity Date” means the Quarterly Payment Date occurring in April 2026. For purposes of the Base Indenture, the “Series 2020-1 Class A-2 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2020-1 Class A-2 Note Rate” means 6.50% per annum, compounded monthly.

“Series 2020-1 Class A-2 Noteholder” means the Person in whose name a Series 2020-1 Class A-2 Note is registered in the Note Register.

“Series 2020-1 Class A-2 Notes” has the meaning specified in the “Designation” of the Series 2020-1 Supplement.

“Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amount” means, on each Quarterly Payment Date following the Series 2020-1 Class A-2 Amortization Date and prior to the Series 2020-1 Class A-2 Anticipated Repayment Date, an amount equal to five percent (5%) of the Series 2020-1 Class A-2 Initial Principal Amount. For purposes of the Base Indenture, the “Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts” shall be deemed to be “Scheduled Principal Payments”.

“Series 2020-1 Class A-2 Notes Scheduled Principal Payment Deficiency Amount” means, with respect to any Quarterly Payment Date, if on any Quarterly Calculation Date, (a) the sum of (i) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to the Series 2020-1 Class A-2 Notes and (ii) any other funds on deposit in the Indenture Trust Accounts that are available to pay the Series 2020-1 Class A-2 Notes Scheduled Principal Payments with respect to the Series 2020-1 Class A-2 Notes on such Quarterly Payment Date is less than (b) the sum of (i) the Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amount due and payable, if any, on such Quarterly Payment Date plus any Series 2020-1 Class A-2 Notes Scheduled Principal Payment Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to such amounts set forth in clause (b)(i) and allocated to the Series 2020-1 Class A-2 Notes, the amount of such deficiency.

“Series 2020-1 Class A-2 Notes Reserve Amount” means an amount equal to one percent (1.0%) of the Series 2020-1 Class A-2 Initial Principal Amount, which shall be the Senior Notes Reserve Amount with respect to the Series 2020-1 Class A-2 Notes.

“Series 2020-1 Class A-2 Outstanding Principal Amount” means, on any date, an amount equal to (a) the Series 2020-1 Class A-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to the payment of Series 2020-1 Class A-2 Notes Scheduled Principal Payments Amounts, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2020-1 Class A-2 Noteholders on or prior to such date. For purposes of the Base Indenture, the “Series 2020-1 Class A-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

Annex A-4

“Series 2020-1 Class A-2 Prepayment” has the meaning set forth in Section 3.5(d)(i) of the Series 2020-1 Supplement.

“Series 2020-1 Class A-2 Prepayment Premium” means, with respect a Series 2020-1 Class A-2 Prepayment, the percentage of the principal amount of the Class A-2 Notes to be prepaid on the applicable 2020-1 Prepayment Date specified below:

For Prepayment Occurring on the Quarterly Payment Date occurring in:	The Prepayment Premium is:
April 2021	3.25%
July 2021	2.79%
October 2021	2.32%
January 2022	1.86%
April 2022	1.39%
July 2022	0.93%
October 2022	0.46%
January 2023 or thereafter	0.00%

“Series 2020-1 Class A-2 Quarterly Interest Amount” means, for each Interest Accrual Period, an amount equal to the accrued interest at the applicable Series 2020-1 Class A-2 Note Rate on the Series 2020-1 Class A-2 Outstanding Principal Amount (as of the first day of such Interest Accrual Period after giving effect to all payments of principal (if any) made to such Series 2020-1 Class A-2 Noteholders as of such day and also giving effect to prepayments, repurchases and cancellations of Series 2020-1 Class A-2 Notes during such Interest Accrual Period). For purposes of the Base Indenture, “Series 2020-1 Class A-2 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount.”

“Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest” has the meaning set forth in Section 3.5(b)(i) of the Series 2020-1 Supplement. For purposes of the Base Indenture, Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest shall be deemed to be “Senior Notes Quarterly Post-ARD Additional Interest.”

Annex A-5

“Series 2020-1 Class A-2 Quarterly Post-ARD Additional Interest Rate” has the meaning set forth in Section 3.5(b)(i) of the Series 2020-1 Supplement.

“Series 2020-1 Class B-2 Amortization Date” has the meaning set forth in Section 3.5(b)(iii) of the Series 2020-1 Supplement.

“Series 2020-1 Class B-2 Anticipated Repayment Date” has the meaning set forth in Section 3.5(b)(ii) of the Series 2020-1 Supplement. For purposes of the Base Indenture, the “Series 2020-1 Class B-2 Anticipated Repayment Date” shall be deemed to be a “Series Anticipated Repayment Date”.

“Series 2020-1 Class B-2 Initial Principal Amount” means, the aggregate initial outstanding principal amount of the Class B-2 Notes as of the 2020-1 Closing Date, which is $20,000,000.

“Series 2020-1 Class B-2 Legal Final Maturity Date” means the Quarterly Payment Date occurring in April 2026. For purposes of the Base Indenture, the “Series 2020-1 Class B-2 Legal Final Maturity Date” shall be deemed to be a “Series Legal Final Maturity Date.”

“Series 2020-1 Class B-2 Note Rate” means 9.00% per annum, compounded monthly.

“Series 2020-1 Class B-2 Noteholder” means the Person in whose name a Series 2020-1 Class B-2 Note is registered in the Note Register.

“Series 2020-1 Class B-2 Notes” has the meaning specified in the “Designation” of the Series 2020-1 Supplement.

“Series 2020-1 Class B-2 Notes Scheduled Principal Payment Amount” means, on each Quarterly Payment Date following the Series 2020-1 Class B-2 Amortization Date and prior to the Series 2020-1 Class B-2 Anticipated Repayment Date, an amount equal to five percent (5%) of the Series 2020-1 Class B-2 Initial Principal Amount. For purposes of the Base Indenture, the “Series 2020-1 Class B-2 Notes Scheduled Principal Payment Amounts” shall be deemed to be “Scheduled Principal Payments”.

“Series 2020-1 Class B-2 Notes Scheduled Principal Payment Deficiency Amount” means, with respect to any Quarterly Payment Date, if on any Quarterly Calculation Date, (a) the sum of (i) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to the Series 2020-1 Class B-2 Notes and (ii) any other funds on deposit in the Indenture Trust Accounts that are available to pay the Series 2020-1 Class B-2 Notes Scheduled Principal Payments with respect to the Series 2020-1 Class B-2 Notes on such Quarterly Payment Date is less than (b) the sum of (i) the Series 2020-1 Class B-2 Notes Scheduled Principal Payment Amount due and payable, if any, on such Quarterly Payment Date plus any Series 2020-1 Class B-2 Notes Scheduled Principal Payment Amounts due but unpaid from any previous Quarterly Payment Dates and (ii) the amount of funds on deposit in the Senior Notes Principal Payment Account with respect to such amounts set forth in clause (b)(i) and allocated to the Series 2020-1 Class B-2 Notes, the amount of such deficiency.

Annex A-6

“Series 2020-1 Class B-2 Notes Reserve Amount” means an amount equal to one percent (1.0%) of the Series 2020-1 Class B-2 Initial Principal Amount, which shall be the Senior Notes Reserve Amount with respect to the Series 2020-1 Class B-2 Notes.

“Series 2020-1 Class B-2 Outstanding Principal Amount” means, on any date, an amount equal to (a) the Series 2020-1 Class B-2 Initial Principal Amount, minus (b) the aggregate amount of principal payments (whether pursuant to the payment of Series 2020-1 Class A-2 Notes Scheduled Principal Payments Amounts, a prepayment, a purchase and cancellation, a redemption or otherwise) made to Series 2020-1 Class B-2 Noteholders on or prior to such date. For purposes of the Base Indenture, the “Series 2020-1 Class B-2 Outstanding Principal Amount” shall be deemed to be an “Outstanding Principal Amount.”

“Series 2020-1 Class B-2 Prepayment” has the meaning set forth in Section 3.5(d)(ii) of the Series 2020-1 Supplement.

“Series 2020-1 Class B-2 Prepayment Premium” means, with respect a Series 2020-1 Class A-2 Prepayment, the percentage of the principal amount of the Class B-2 Notes to be prepaid on the applicable 2020-1 Prepayment Date specified below:

For Prepayment Occurring on the Quarterly Payment Date occurring in:	The Series 2020-1 Class B-2 Prepayment Premium is:
April 2021	4.50%
July 2021	4.05%
October 2021	3.60%
January 2022	3.15%
April 2022	2.70%
July 2022	2.25%
October 2022	1.80%
January 2023	1.35%
April 2023	0.90%
July 2023	0.45%
October 2023 or thereafter	0.00%

“Series 2020-1 Class B-2 Quarterly Interest Amount” means, for each Interest Accrual Period, an amount equal to the accrued interest at the applicable Series 2020-1 Class B-2 Note Rate on the Series 2020-1 Class B-2 Outstanding Principal Amount (as of the first day of such Interest Accrual Period after giving effect to all payments of principal (if any) made to such Series 2020-1 Class B-2 Noteholders as of such day and also giving effect to prepayments, repurchases and cancellations of Series 2020-1 Class B-2 Notes during such Interest Accrual Period). For purposes of the Base Indenture, “Series 2020-1 Class B-2 Quarterly Interest Amount” shall be deemed to be a “Senior Notes Quarterly Interest Amount.”

Annex A-7

“Series 2020-1 Closing Date” means March 6, 2020.

“Series 2020-1 Final Payment” means as to any Class of Notes, the payment of all accrued and unpaid interest on and principal of all Outstanding Series 2020-1 Notes of such Class.

“Series 2020-1 Final Payment Date” means as to any Class of Notes, the date on which the Series 2020-1 Final Payment with respect to such Class is made.

“Series 2020-1 Global Notes” means, collectively, the Regulation S Global Notes and the Rule 144A Global Notes.

“Series 2020-1 Noteholders” means, collectively, the Series 2020-1 Class A-2 Noteholders and the Series 2020-1 Class B-2 Noteholders.

“Series 2020-1 Notes” means, collectively, the Series 2020-1 Class A-2 Notes and the Series 2020-1 Class B-2 Notes.

“Series 2020-1 Outstanding Principal Amount” means, with respect to any date, the Series 2020-1 Class A-2 Outstanding Principal Amount or the Series 2020-1 Class B-2 Outstanding Principal Amount, as applicable.

“Series 2020-1 Prepayment” means a Series 2020-1 Class A-2 Prepayment or a Series 2020-1 Class B-2 Prepayment, as applicable.

“Series 2020-1 Prepayment Amount” means the aggregate principal amount of the applicable Class of Notes to be prepaid on any Series 2020-1 Prepayment Date, together with all accrued and unpaid interest thereon to such date.

“Series 2020-1 Prepayment Date” means the date on which any prepayment on the Series 2020-1 Class A-2 Notes or the Series 2020-1 Class B-2 Notes is made pursuant to Section 3.5(d) of the Series 2020-1 Supplement, which shall be, with respect to any Series 2020-1 Prepayment pursuant to Section 3.5(d), the Quarterly Payment Date specified as such in the applicable Prepayment Notice.

“Series 2020-1 Supplement” means the Series 2020-1 Supplement, dated as of the Series 2020-1 Closing Date by and among the Issuer and Trustee, as amended, supplemented or otherwise modified from time to time.

“Similar Law” means any federal, state, local, or non-U.S. law that is substantially similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

“Temporary Regulation S Global Notes” has the meaning set forth in Section 4.2(b) of the Series 2020-1 Supplement.

“U.S. Person” has the meaning set forth in Regulation S under the Securities Act.

Annex A-8

Exhibits to Series 2020-1 Supplement

Exhibit A-1

Form of Rule 144A Global Note

THE ISSUANCE AND SALE OF THIS RULE 144A GLOBAL SERIES 2020-1 CLASS [A-2] [B-2] NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND FAT BRANDS ROYALTY I, LLC (THE “ISSUER”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

Exhibits to Series 2020-1 Supplement

EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A TEMPORARY REGULATION S GLOBAL NOTE OR PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH HOLDER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

Exhibits to Series 2020-1 Supplement

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10041, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THIS RULE 144A GLOBAL SERIES 2020-1 CLASS [A-2] [B-2] NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” AS DEFINED IN SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. YOU MAY OBTAIN INFORMATION REGARDING THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE PRICE, THE ISSUE DATE AND THE YIELD TO MATURITY BY CONTACTING THE MANAGER AT FAT BRANDS INC., 9720 WILSHIRE BLVD., SUITE 500, BEVERLY HILLS, CA 90212, ATTN: ANDREW A. WIEDERHORN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

Exhibits to Series 2020-1 Supplement

FORM OF RULE 144A GLOBAL SERIES 2020-1 CLASS [A-2] [B-2] NOTE

No. [ ]	up to $20,000,000.00

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [31189TAA2] [31189TAC8]

ISIN Number: [_____] [_____]

Common Code: [_____] [_____]

FAT BRANDS ROYALTY I, LLC

SERIES 2020-1 [6.50%] [9.00%] FIXED RATE SENIOR [SUBORDINATED] SECURED NOTES, CLASS [A-2] [B-2]

FAT BRANDS ROYALTY I, LLC, a limited liability company formed under the laws of the State of Delaware (the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, up to the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on April 27, 2026 (the “Series 2020-1 Legal Final Maturity Date”). The Issuer will pay interest on this Series 2020-1 Class [A-2][B-2] Note (this “Note”) at the Series 2020-1 Class [A-2][B-2] Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing April 25, 2020 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including April 5, 2020, and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month which includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”); provided that the Interest Accrual Period immediately preceding the Quarterly Payment Date on which the last payment on the Notes of Series 2020-1 Class [A-2] [B-2] is to be made will end on such Quarterly Payment Date. Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest on this Note at the Series 2020 Class [A-2] [B-2] Quarterly Post-ARD Additional Interest Rate applicable to such Series 2020-1 Class [A-2] [B-2] Notes, and such interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Exhibits to Series 2020-1 Supplement

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Temporary Regulation S Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Additionally, interests in this Note in certain circumstances may be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2 of the Series 2020-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: UMB Bank, N.A., 100 William Street, Suite 1850, New York, NY 10038, Attention: Michele Voon – FAT Brands Royalty I, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exhibits to Series 2020-1 Supplement

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

FAT BRANDS ROYALTY I, LLC, as Issuer

	By:	FAT Brands Inc.
	Its:	Manager

By:
	Name:	Andrew A. Wiederhorn
	Title:	Chief Executive Officer

Exhibits to Series 2020-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2020-1 Class [A-2] [B-2] Notes issued under the within-mentioned Indenture.

UMB BANK, N.A., as Trustee

By:
Authorized Signatory

Exhibits to Series 2020-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2020-1 Class [A-2][B-2] Notes of the Issuer designated as the Series 2020-1 [6.50] [9.00]% Fixed Rate Senior [Subordinated] Secured Notes, Class [A-2] [B-2] (herein called the “Series 2020-1 Class [A-2] [B-2] Notes”), all issued under (i) the Base Indenture, dated as of March 6, 2020 (such Base Indenture, as amended or modified, is herein called the “Base Indenture”), among the Issuer and UMB Bank, N.A., as trustee and securities intermediary (the “Trustee”, which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2020-1 Supplement to the Base Indenture, dated as of March 6, 2020 (the “Series 2020-1 Supplement”), among the Issuer and the Trustee. The Base Indenture and the Series 2020-1 Supplement collectively are referred to herein as the “Indenture”. The Series 2020-1 Class [A-2] [B-2] Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2020-1 Class [A-2] [B-2] Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $1,000,000.00 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2020-1 Class [A-2] [B-2] Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2020-1 Class [A-2] [B-2] Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuer will be obligated to pay the Series 2020-1 Class [A-2] [B-2] Prepayment Premium in connection with a prepayment of the Series 2020-1 Class [A-2] [B-2] Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2020-1 Legal Final Maturity Date. All payments of principal of the Series 2020-1 Class [A-2] [B-2] Notes will be made pro rata to the Series 2020-1 Class [A-2] [B-2] Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date, Series 2020-1 Class [A-2] [B-2] Note Prepayment Date, or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2020-1 Class [A-2] [B-2] Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2020-1 Class [A-2] [B-2] Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

Exhibits to Series 2020-1 Supplement

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Note Registrar duly executed by, the Series 2020-1 Class [A-2] [B-2] Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2020-1 Supplement, and thereupon one or more new Series 2020-1 Class [A-2] [B-2] Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2020-1 Class [A-2] [B-2] Noteholder, by acceptance of a Series 2020-1 Class [A-2] [B-2] Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2020-1 Class [A-2] [B-2] Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Issuer and each Series 2020-1 Class [A-2] [B-2] Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2020-1 Class [A-2] [B-2] Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2020-1 Class [A-2] [B-2] Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.

Exhibits to Series 2020-1 Supplement

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2020-1 Class [A-2] [B-2] Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2020-1 Class [A-2] [B-2] Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2020-1 Class [A-2] [B-2] Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2020-1 Class [A-2] [B-2] Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2020-1 Class [A-2] [B-2] Noteholder and upon all future Series 2020-1 Class [A-2] [B-2] Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

The term “Issuer” as used in this Note includes any successor to the Issuer.

The Series 2020-1 Class [A-2] [B-2] Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exhibits to Series 2020-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                                           , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	[1]
Signature Guaranteed:

1 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exhibits to Series 2020-1 Supplement

SCHEDULE OF EXCHANGES IN RULE 144A GLOBAL SERIES 2020-1

CLASS [A-2] [B-2] NOTE

The initial principal balance of this Rule 144A Global Series 2020-1 Class [A-2] [B-2] Note is $20,000,000.00. The following exchanges of an interest in this Rule 144A Global Series 2020-1 Class [A-2] [B-2] Note for an interest in a corresponding Temporary Regulation S Global Series 2020-1 Class [A-2] [B-2] Note or a Permanent Regulation S Global Series 2020-1 Class [A-2] [B-2] Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Rule 144A Global Note	Remaining Principal Amount of this Rule 144A Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

Exhibits to Series 2020-1 Supplement

Exhibit A-2

Form of Temporary Regulation S Global Note

THE ISSUANCE AND SALE OF THIS TEMPORARY REGULATION S GLOBAL SERIES 2020-1 CLASS [A-2] [B-2] NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND FAT BRANDS ROYALTY I, LLC (THE “ISSUER”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

Exhibits to Series 2020-1 Supplement

EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE OR A PERMANENT REGULATION S GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH HOLDER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

UNTIL FORTY (40) DAYS AFTER THE ORIGINAL ISSUE DATE OF THE NOTES (THE “RESTRICTED PERIOD”) IN CONNECTION WITH THE OFFERING OF THE NOTES IN THE UNITED STATES FROM OUTSIDE OF THE UNITED STATES, THE SALE, PLEDGE OR TRANSFER OF THIS NOTE IS SUBJECT TO CERTAIN CONDITIONS AND RESTRICTIONS. THE HOLDER HEREOF, BY PURCHASING OR OTHERWISE ACQUIRING THIS NOTE, ACKNOWLEDGES THAT SUCH HOLDER IS EITHER NOT A “U.S. PERSON” OR THE ISSUER OR AN AFFILIATE OF THE ISSUER, AND THAT THIS NOTE HAS NOT BEEN REGISTERED UNDER THE 1933 ACT, AND AGREES FOR THE BENEFIT OF THE ISSUER THAT THIS NOTE MAY BE TRANSFERRED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY TO A HOLDER THAT IS NOT A “U.S. PERSON” OR TO THE ISSUER OR AN AFFILIATE OF THE ISSUER AND IN COMPLIANCE WITH THE 1933 ACT AND OTHER APPLICABLE LAWS OF THE STATES, TERRITORIES AND POSSESSIONS OF THE UNITED STATES GOVERNING THE OFFER AND SALE OF SECURITIES, AND PRIOR TO THE EXPIRATION OF THE RESTRICTED PERIOD, ONLY (I) IN AN OFFSHORE TRANSACTION IN ACCORDANCE WITH REGULATION S UNDER THE 1933 ACT OR (II) PURSUANT TO AND IN ACCORDANCE WITH RULE 144A UNDER THE 1933 ACT.

Exhibits to Series 2020-1 Supplement

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10041, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THIS TEMPORARY REGULATION S GLOBAL SERIES 2020-1 CLASS [A-2] [B-2] NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” AS DEFINED IN SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. YOU MAY OBTAIN INFORMATION REGARDING THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE PRICE, THE ISSUE DATE AND THE YIELD TO MATURITY BY CONTACTING THE MANAGER AT FAT BRANDS INC., 9720 WILSHIRE BLVD., SUITE 500, BEVERLY HILLS, CA 90212, ATTN: ANDREW A. WIEDERHORN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

Exhibits to Series 2020-1 Supplement

FORM OF TEMPORARY REGULATION S GLOBAL SERIES 2020-1 CLASS [A-2] [B-2] NOTE

No. [ ]	up to $20,000,000.00

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [U3138AAA1] [U3138AAB9]

ISIN Number: [_____] [_____]

Common Code: [_____] [_____]

FAT BRANDS ROYALTY I, LLC

SERIES 2020-1 [6.50%] [9.00%] FIXED RATE SENIOR [SUBORDINATED] SECURED NOTES, CLASS [A-2] [B-2]

FAT BRANDS ROYALTY I, LLC, a limited liability company formed under the laws of the State of Delaware (the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, up to the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on April 27, 2026 (the “Series 2020-1 Legal Final Maturity Date”). The Issuer will pay interest on this Regulation S Global Series 2020-1 Class [A-2] [B-2] Note (this “Note”) at the Series 2020-1 Class [A-2][B-2] Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing April 25, 2020 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including April 5, 2020 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month which includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”); provided that the Interest Accrual Period immediately preceding the Quarterly Payment Date on which the last payment on the Notes of Series 2020-1 Class [A-2] [B-2] is to be made will end on such Quarterly Payment Date. Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest on this Note at the Series 2020 Class [A-2] [B-2] Quarterly Post-ARD Additional Interest Rate applicable to such Series 2020-1 Class [A-2] [B-2] Notes, and such interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.

Exhibits to Series 2020-1 Supplement

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note or a Permanent Regulation S Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Additionally, interests in this Note in certain circumstances may be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2 of the Series 2020-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: UMB Bank, N.A., 100 William Street, Suite 1850, New York, NY 10038, Attention: Michele Voon – FAT Brands Royalty I, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exhibits to Series 2020-1 Supplement

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

FAT BRANDS ROYALTY I, LLC, as Issuer

	By:	FAT Brands Inc.
	Its:	Manager

By:
	Name:	Andrew A. Wiederhorn
	Title:	Chief Executive Officer

Exhibits to Series 2020-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2020-1 Class [A-2] [B-2] Notes issued under the within-mentioned Indenture.

UMB BANK, N.A., as Trustee

By:
Authorized Signatory

Exhibits to Series 2020-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2020-1 Class [A-2][B-2] Notes of the Issuer designated as the Series 2020-1 [6.50] [9.00]% Fixed Rate Senior [Subordinated] Secured Notes, Class [A-2] [B-2] (herein called the “Series 2020-1 Class [A-2] [B-2] Notes”), all issued under (i) the Base Indenture, dated as of March 6, 2020 (such Base Indenture, as amended or modified, is herein called the “Base Indenture”), among the Issuer and UMB Bank, N.A., as trustee and securities intermediary (the “Trustee”, which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2020-1 Supplement to the Base Indenture, dated as of March 6, 2020 (the “Series 2020-1 Supplement”), among the Issuer and the Trustee. The Base Indenture and the Series 2020-1 Supplement collectively are referred to herein as the “Indenture”. The Series 2020-1 Class [A-2] [B-2] Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2020-1 Class [A-2] [B-2] Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $1,000,000.00 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2020-1 Class [A-2] [B-2] Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2020-1 Class [A-2] [B-2] Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuer will be obligated to pay the Series 2020-1 Class [A-2] [B-2] Prepayment Premium in connection with a prepayment of the Series 2020-1 Class [A-2] [B-2] Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2020-1 Legal Final Maturity Date. All payments of principal of the Series 2020-1 Class [A-2] [B-2] Notes will be made pro rata to the Series 2020-1 Class [A-2] [B-2] Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date, Series 2020-1 Class [A-2] [B-2] Note Prepayment Date, or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2020-1 Class [A-2] [B-2] Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2020-1 Class [A-2] [B-2] Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

Exhibits to Series 2020-1 Supplement

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Note Registrar duly executed by, the Series 2020-1 Class [A-2] [B-2] Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2020-1 Supplement, and thereupon one or more new Series 2020-1 Class [A-2] [B-2] Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2020-1 Class [A-2] [B-2] Noteholder, by acceptance of a Series 2020-1 Class [A-2] [B-2] Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2020-1 Class [A-2] [B-2] Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Issuer and each Series 2020-1 Class [A-2] [B-2] Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2020-1 Class [A-2] [B-2] Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2020-1 Class [A-2] [B-2] Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.

Exhibits to Series 2020-1 Supplement

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2020-1 Class [A-2] [B-2] Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2020-1 Class [A-2] [B-2] Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2020-1 Class [A-2] [B-2] Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2020-1 Class [A-2] [B-2] Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2020-1 Class [A-2] [B-2] Noteholder and upon all future Series 2020-1 Class [A-2] [B-2] Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

The term “Issuer” as used in this Note includes any successor to the Issuer.

The Series 2020-1 Class [A-2] [B-2] Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exhibits to Series 2020-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints                 , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	[2]

Signature Guaranteed:

SCHEDULE OF EXCHANGES IN TEMPORARY REGULATION S GLOBAL SERIES 2020-1

CLASS [A-2] [B-2] NOTE

The initial principal balance of this Temporary Regulation S Global Series 2020-1 Class [A-2] [B-2] Note is $20,000,000.00. The following exchanges of an interest in this Temporary Regulation S Global Series 2020-1 Class [A-2] [B-2] Note for an interest in a corresponding Rule 144A Global Series 2020-1 Class [A-2] [B-2] Note or a Permanent Regulation S Global Series 2020-1 Class [A-2] [B-2] Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Temporary Regulation S Global Note	Remaining Principal Amount of this Temporary Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

2 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exhibits to Series 2020-1 Supplement

Exhibit A-3

Form of Permanent Regulation S Global Note

THE ISSUANCE AND SALE OF THIS PERMANENT REGULATION S GLOBAL SERIES 2020-1 CLASS [A-2] [B-2] NOTE HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “1933 ACT”), OR WITH ANY SECURITIES REGULATORY AUTHORITY OF ANY STATE OR OTHER RELEVANT JURISDICTION, AND FAT BRANDS ROYALTY I, LLC (THE “ISSUER”) HAVE NOT BEEN REGISTERED UNDER THE INVESTMENT COMPANY ACT OF 1940, AS AMENDED (THE “1940 ACT”). THIS NOTE OR ANY INTEREST HEREIN MAY BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY (A) TO THE ISSUER OR AN AFFILIATE THEREOF, (B) IN THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A UNDER THE 1933 ACT (“RULE 144A”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION OR (C) OUTSIDE THE UNITED STATES, TO A PERSON WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON” AS DEFINED IN REGULATION S UNDER THE 1933 ACT (“REGULATION S”), ACTING FOR ITS OWN ACCOUNT OR ONE OR MORE ACCOUNTS WITH RESPECT TO WHICH SUCH PERSON EXERCISES SOLE INVESTMENT DISCRETION, NONE OF WHICH ARE A U.S. PERSON, IN OFFSHORE TRANSACTIONS IN RELIANCE ON REGULATION S, AND, IN EACH CASE, IN COMPLIANCE WITH THE CERTIFICATIONS AND OTHER REQUIREMENTS SPECIFIED IN THE INDENTURE REFERRED TO HEREIN AND ANY APPLICABLE SECURITIES LAWS OF ANY STATE OR THE UNITED STATES AND ANY OTHER RELEVANT JURISDICTION.

BY ITS ACQUISITION OR ACCEPTANCE HEREOF, THE HOLDER (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) REPRESENTS THAT (A) IT IS NOT A COMPETITOR AND IS (X) A “QUALIFIED INSTITUTIONAL BUYER” AS DEFINED IN RULE 144A OR (Y) NOT A U.S. PERSON AND IS ACQUIRING THIS NOTE IN AN OFFSHORE TRANSACTION, AS APPLICABLE, (B) IT IS NOT A COMPETITOR AND IS ACTING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF ANOTHER PERSON WHICH IS EITHER (X) A QUALIFIED INSTITUTIONAL BUYER OR (Y) NOT A U.S. PERSON, AND IN EACH CASE WITH RESPECT TO WHICH IT EXERCISES SOLE INVESTMENT DISCRETION, (C) IT AND EACH ACCOUNT FOR WHICH IT IS PURCHASING WILL HOLD AND TRANSFER AT LEAST THE MINIMUM DENOMINATION OF NOTES, (D) IT UNDERSTANDS THAT THE ISSUER MAY RECEIVE A LIST OF PARTICIPANTS HOLDING POSITIONS IN ITS NOTES FROM ONE OR MORE BOOK-ENTRY DEPOSITORIES AND (E) IT WILL PROVIDE NOTICE OF THE TRANSFER RESTRICTIONS TO ANY SUBSEQUENT TRANSFEREES.

EACH PERSON (IF NOT THE ISSUER OR AN AFFILIATE OF THE ISSUER) TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE WILL BE DEEMED TO HAVE MADE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE. EACH PERSON TAKING DELIVERY OF THIS NOTE OR AN INTEREST IN THIS NOTE IN THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE WILL BE REQUIRED TO DELIVER A TRANSFER CERTIFICATE IN THE FORM REQUIRED BY THE INDENTURE AND WILL BE REQUIRED TO MAKE THE APPLICABLE REPRESENTATIONS AND AGREEMENTS REFERRED TO IN THE INDENTURE.

Exhibits to Series 2020-1 Supplement

ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING WILL BE OF NO FORCE AND EFFECT AND WILL BE VOID AB INITIO AND WILL NOT OPERATE TO TRANSFER ANY RIGHTS TO ANY PERSON CAUSING SUCH VIOLATION, NOTWITHSTANDING ANY INSTRUCTIONS TO THE CONTRARY TO THE ISSUER, THE TRUSTEE OR ANY INTERMEDIARY; PROVIDED, HOWEVER, THAT THE PRECEDING PORTION OF THIS SENTENCE SHALL NOT OPERATE TO INVALIDATE ANY OTHERWISE BONA FIDE TRANSFER TO AN ELIGIBLE TRANSFEREE WHERE A PREVIOUS ERRONEOUSLY-REGISTERED TRANSFEROR IN THE CHAIN OF TITLE OF SUCH TRANSFEREE WOULD HAVE BEEN INELIGIBLE SOLELY ON ACCOUNT OF BEING A COMPETITOR.

IF THIS NOTE WAS ACQUIRED IN THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR NOT TO HAVE BEEN A QUALIFIED INSTITUTIONAL BUYER AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS A QUALIFIED INSTITUTIONAL BUYER. THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS NOT A QUALIFIED INSTITUTIONAL BUYER OR WHO IS A COMPETITOR.

IF THIS NOTE WAS ACQUIRED OUTSIDE THE UNITED STATES, AND THE HOLDER IS DETERMINED TO BE A COMPETITOR OR TO HAVE BEEN A “U.S. PERSON” AT THE TIME OF ACQUISITION OF THIS NOTE, THE ISSUER HAS THE RIGHT TO REQUIRE SUCH HOLDER TO SELL THIS NOTE TO A PURCHASER WHO IS NOT A COMPETITOR AND IS NOT A “U.S. PERSON.” THE ISSUER ALSO HAS THE RIGHT TO REFUSE TO HONOR A TRANSFER TO A PERSON WHO IS A “U.S. PERSON” OR WHO IS A COMPETITOR.

BY ACCEPTING THIS NOTE, EACH HOLDER COVENANTS THAT IT WILL NOT AT ANY TIME PRIOR TO THE DATE WHICH IS ONE (1) YEAR AND ONE (1) DAY AFTER THE PAYMENT IN FULL OF THE LATEST MATURING NOTE, INSTITUTE AGAINST, OR JOIN WITH ANY OTHER PERSON IN INSTITUTING AGAINST, ANY SECURITIZATION ENTITY ANY BANKRUPTCY, REORGANIZATION, ARRANGEMENT, INSOLVENCY OR LIQUIDATION PROCEEDINGS, OR OTHER PROCEEDINGS, UNDER ANY FEDERAL OR STATE BANKRUPTCY OR SIMILAR LAW.

THIS NOTE IS A GLOBAL NOTE WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF THE DEPOSITORY TRUST COMPANY (“DTC”), A NEW YORK CORPORATION, 55 WATER STREET, NEW YORK, NEW YORK 10041, OR A NOMINEE THEREOF. THIS NOTE MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS NOTE IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN DTC OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE. UNLESS THIS NOTE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF DTC TO THE ISSUER OR THE NOTE REGISTRAR, AND ANY NOTE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC, ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL BECAUSE THE REGISTERED OWNER, CEDE & CO., HAS AN INTEREST HEREIN.

THIS PERMANENT REGULATION S GLOBAL SERIES 2020-1 CLASS [A-2] [B-2] NOTE WAS ISSUED WITH “ORIGINAL ISSUE DISCOUNT” AS DEFINED IN SECTION 1273 OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED. YOU MAY OBTAIN INFORMATION REGARDING THE AMOUNT OF ORIGINAL ISSUE DISCOUNT, THE ISSUE PRICE, THE ISSUE DATE AND THE YIELD TO MATURITY BY CONTACTING THE MANAGER AT FAT BRANDS INC., 9720 WILSHIRE BLVD., SUITE 500, BEVERLY HILLS, CA 90212, ATTN: ANDREW A. WIEDERHORN.

THE PRINCIPAL OF THIS NOTE IS PAYABLE AS SET FORTH HEREIN. ACCORDINGLY, THE OUTSTANDING PRINCIPAL AMOUNT OF THIS NOTE AT ANY TIME MAY BE LESS THAN THE AMOUNT SHOWN ON THE FACE HEREOF. ANY PERSON ACQUIRING THIS NOTE MAY ASCERTAIN ITS CURRENT PRINCIPAL AMOUNT BY INQUIRY OF THE TRUSTEE.

Exhibits to Series 2020-1 Supplement

FORM OF PERMANENT REGULATION S GLOBAL SERIES 2020-1 CLASS [A-2] [B-2] NOTE

No. [ ]	up to $20,000,000.00

SEE REVERSE FOR CERTAIN CONDITIONS

CUSIP Number: [U3138AAA1] [U3138AAB9]

ISIN Number: [_____] [_____]

Common Code: [_____] [_____]

FAT BRANDS ROYALTY I, LLC

SERIES 2020-1 [6.50%] [9.00%] FIXED RATE SENIOR [SUBORDINATED] SECURED NOTES, CLASS [A-2] [B-2]

FAT BRANDS ROYALTY I, LLC, a limited liability company formed under the laws of the State of Delaware (the “Issuer”), for value received, hereby promises to pay to CEDE & CO., or registered assigns, up to the principal sum of TWENTY MILLION DOLLARS ($20,000,000.00) as provided below and in the Indenture referred to herein. Payments of principal shall be payable in the amounts and at the times set forth in the Indenture described herein; provided, however, that the entire unpaid principal amount of this Note shall be due on April 27, 2026 (the “Series 2020-1 Legal Final Maturity Date”). The Issuer will pay interest on this Regulation S Global Series 2020-1 Class [A-2] [B-2] Note (this “Note”) at the Series 2020-1 Class [A-2][B-2] Note Rate for each Interest Accrual Period in accordance with the terms of the Indenture. Such interest will be payable in arrears on each Quarterly Payment Date, which will be on the 25th day (or, if such 25th day is not a Business Day, the next succeeding Business Day) of each January, April, July and October, commencing April 25, 2020 (each, a “Quarterly Payment Date”). Such interest will accrue for each Quarterly Payment Date with respect to (i) initially, the period from and including April 5, 2020 and (ii) thereafter, the period from and including the 5th day of the calendar month in which the immediately preceding Quarterly Payment Date occurred to but excluding the 5th day of the calendar month which includes the then-current Quarterly Payment Date (each, an “Interest Accrual Period”); provided that the Interest Accrual Period immediately preceding the Quarterly Payment Date on which the last payment on the Notes of Series 2020-1 Class [A-2] [B-2] is to be made will end on such Quarterly Payment Date. Interest with respect to the Notes (and interest on any defaulted payments of interest or principal) will be computed on the basis of a 360-day year consisting of twelve 30-day months. In addition, under the circumstances set forth in the Indenture, the Issuer shall also pay additional interest on this Note at the Series 2020 Class [A-2] [B-2] Quarterly Post-ARD Additional Interest Rate applicable to such Series 2020-1 Class [A-2] [B-2] Notes, and such interest shall be computed and shall be payable in the amounts and at the times set forth in the Indenture.

The principal of and interest on this Note are payable in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts. All payments made by the Issuer with respect to this Note shall be applied as provided in the Indenture.

Exhibits to Series 2020-1 Supplement

This Note is subject to mandatory and optional prepayment as set forth in the Indenture.

Interests in this Note are exchangeable or transferable in whole or in part for interests in a Rule 144A Global Note; provided that such transfer or exchange complies with the applicable provisions of the Indenture relating to the transfer of the Notes. Additionally, interests in this Note in certain circumstances may be exchangeable or transferable in whole but not in part for duly executed and issued registered Definitive Notes; provided that such transfer or exchange complies with Section 2.8 of the Base Indenture and Section 4.2 of the Series 2020-1 Supplement.

Reference is made to the further provisions of this Note set forth on the reverse hereof, which shall have the same effect as though fully set forth on the face of this Note. Although a summary of certain provisions of the Indenture is set forth below and on the reverse hereof and made a part hereof, this Note does not purport to summarize the Indenture and reference is made to the Indenture for information with respect to the interests, rights, benefits, obligations, proceeds and duties evidenced hereby and the rights, duties and obligations of the Issuer and the Trustee. A copy of the Indenture may be requested from the Trustee by writing to the Trustee at: UMB Bank, N.A., 100 William Street, Suite 1850, New York, NY 10038, Attention: Michele Voon – FAT Brands Royalty I, LLC. To the extent not defined herein, the capitalized terms used herein have the meanings ascribed to them in the Indenture.

Subject to the next following paragraph, the Issuer hereby certifies and declares that all acts, conditions and things required to be done and performed and to have happened prior to the creation of this Note and to constitute it as the valid obligation of the Issuer enforceable in accordance with its terms have been done and performed and have happened in due compliance with all applicable laws and in accordance with the terms of the Indenture.

Unless the certificate of authentication hereon has been executed by the Trustee whose name appears below by manual signature, this Note shall not be entitled to any benefit under the Indenture referred to on the reverse hereof, or be valid or obligatory for any purpose.

[Remainder of page intentionally left blank]

Exhibits to Series 2020-1 Supplement

IN WITNESS WHEREOF, the Issuer has caused this instrument to be signed, manually or in facsimile, by its Authorized Officer.

Date:

FAT BRANDS ROYALTY I, LLC, as Issuer

	By:	FAT Brands Inc.
	Its:	Manager

By:
	Name:	Andrew A. Wiederhorn
	Title:	Chief Executive Officer

Exhibits to Series 2020-1 Supplement

CERTIFICATE OF AUTHENTICATION

This is one of the Series 2020-1 Class [A-2] [B-2] Notes issued under the within-mentioned Indenture.

UMB BANK, N.A., as Trustee

By:
Authorized Signatory

Exhibits to Series 2020-1 Supplement

[REVERSE OF NOTE]

This Note is one of a duly authorized issue of Series 2020-1 Class [A-2][B-2] Notes of the Issuer designated as the Series 2020-1 [6.50] [9.00]% Fixed Rate Senior [Subordinated] Secured Notes, Class [A-2] [B-2] (herein called the “Series 2020-1 Class [A-2] [B-2] Notes”), all issued under (i) the Base Indenture, dated as of March 6, 2020 (such Base Indenture, as amended or modified, is herein called the “Base Indenture”), among the Issuer and UMB Bank, N.A., as trustee and securities intermediary (the “Trustee”, which term includes any successor Trustee under the Base Indenture), and (ii) a Series 2020-1 Supplement to the Base Indenture, dated as of March 6, 2020 (the “Series 2020-1 Supplement”), among the Issuer and the Trustee. The Base Indenture and the Series 2020-1 Supplement collectively are referred to herein as the “Indenture”. The Series 2020-1 Class [A-2] [B-2] Notes are subject to all terms of the Indenture. All terms used in this Note that are defined in the Indenture, as supplemented, modified or amended, shall have the meanings assigned to them in or pursuant to the Indenture, as so supplemented, modified or amended.

The Series 2020-1 Class [A-2] [B-2] Notes are and will be secured by the Collateral pledged as security therefor as provided in the Indenture.

The Notes will be issued in minimum denominations of $1,000,000.00 and integral multiples of $1,000 in excess thereof.

As provided for in the Indenture, the Series 2020-1 Class [A-2] [B-2] Notes may be prepaid, in whole or in part, at the option of the Issuer. In addition, the Series 2020-1 Class [A-2] [B-2] Notes are subject to mandatory prepayment as provided for in the Indenture. In certain circumstances, the Issuer will be obligated to pay the Series 2020-1 Class [A-2] [B-2] Prepayment Premium in connection with a prepayment of the Series 2020-1 Class [A-2] [B-2] Notes as described in the Indenture. As described above, the entire unpaid principal amount of this Note shall be due and payable on the Series 2020-1 Legal Final Maturity Date. All payments of principal of the Series 2020-1 Class [A-2] [B-2] Notes will be made pro rata to the Series 2020-1 Class [A-2] [B-2] Noteholders entitled thereto.

Principal of and interest on this Note which is payable on a Quarterly Payment Date, Series 2020-1 Class [A-2] [B-2] Note Prepayment Date, or on any date on which payments are permitted to be made as provided for in the Indenture shall be paid to the Person in whose name this Note (or one or more predecessor Notes) is registered at the close of business on the applicable Record Date or Prepayment Record Date, as the case may be.

Interest and additional interest, if any, will each accrue on the Series 2020-1 Class [A-2] [B-2] Notes at the rates set forth in the Indenture. The interest and additional interest, if any, will be computed on the basis set forth in the Indenture. The amount of interest payable on the Series 2020-1 Class [A-2] [B-2] Notes on each Quarterly Payment Date will be calculated as set forth in the Indenture.

Payments of principal and interest on this Note are subordinated to the payment of certain other amounts in accordance with the Priority of Payments.

Exhibits to Series 2020-1 Supplement

If an Event of Default shall occur and be continuing, this Note may become or be declared due and payable in the manner and with the effect provided in the Indenture.

Amounts payable in respect of this Note shall be made by wire transfer of immediately available funds to the account designated by DTC or its nominee.

As provided in the Indenture and subject to certain limitations set forth therein, the transfer of this Note may be registered on the Note Register upon surrender of this Note for registration of transfer at the office or agency designated by the Issuer pursuant to the Indenture, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Trustee, the Issuer and the Note Registrar duly executed by, the Series 2020-1 Class [A-2] [B-2] Noteholder hereof or its attorney duly authorized in writing, with such signature guaranteed by an “eligible guarantor institution” meeting the requirements of the Note Registrar, which requirements include membership or participation in the Security Transfer Agent Medallion Program (“STAMP”) or such other “signature guarantee program” as may be determined by the Note Registrar in addition to, or in substitution for, STAMP, all in accordance with the Securities Exchange Act of 1934, as amended, and accompanied by such other documents as the Trustee and the Note Registrar may require and as may be required by the Series 2020-1 Supplement, and thereupon one or more new Series 2020-1 Class [A-2] [B-2] Notes of authorized denominations in the same aggregate principal amount will be issued to the designated transferee or transferees. No service charge will be charged for any registration of transfer or exchange of this Note, but the transferor may be required to pay a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any such registration of transfer or exchange.

Each Series 2020-1 Class [A-2] [B-2] Noteholder, by acceptance of a Series 2020-1 Class [A-2] [B-2] Note, covenants and agrees by accepting the benefits of the Indenture that prior to the date that is one year and one day after the payment in full of the latest maturing note issued under the Indenture, such Series 2020-1 Class [A-2] [B-2] Noteholder will not institute against, or join with any other Person in instituting against, any Securitization Entity any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings, under any federal or state bankruptcy or similar law; provided, however, that nothing herein shall constitute a waiver of any right to indemnification, reimbursement or other payment from the Securitization Entities pursuant to the Indenture or any other Transaction Document.

It is the intent of the Issuer and each Series 2020-1 Class [A-2] [B-2] Noteholder that, for federal, state, local income and franchise tax purposes only, the Series 2020-1 Class [A-2] [B-2] Notes will evidence indebtedness of the Issuer secured by the Collateral. Each Series 2020-1 Class [A-2] [B-2] Noteholder, by the acceptance of this Note, agrees to treat this Note (or beneficial interests herein) for all purposes of federal, state, local income or franchise taxes and any other tax imposed on or measured by income, as indebtedness of the Issuer or, if the Issuer is treated as a division of another entity, such other entity.

Exhibits to Series 2020-1 Supplement

The Indenture permits certain amendments to be made thereto without the consent of the Control Party, the Controlling Class Representative or any Series 2020-1 Class [A-2] [B-2] Noteholders, provided that certain conditions precedent are satisfied. The Indenture also permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Issuer and the rights of the Series 2020-1 Class [A-2] [B-2] Noteholders under the Indenture at any time by the Issuer with the consent of the Control Party (acting at the direction of the Controlling Class Representative) and without the consent of any Series 2020-1 Class [A-2] [B-2] Noteholders. The Indenture also contains provisions permitting the Control Party (acting at the direction of the Controlling Class Representative) to waive compliance by the Issuer with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences without the consent of any Series 2020-1 Class [A-2] [B-2] Noteholders. Any such consent or waiver of this Note (or any one or more predecessor Notes) shall be conclusive and binding upon such Series 2020-1 Class [A-2] [B-2] Noteholder and upon all future Series 2020-1 Class [A-2] [B-2] Noteholders of this Note and of any Note issued upon the registration of transfer hereof or in exchange hereof or in lieu hereof whether or not notation of such consent or waiver is made upon this Note.

Each purchaser or transferee of this Note (or any interest herein) shall be deemed to represent and warrant that either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code.

The term “Issuer” as used in this Note includes any successor to the Issuer.

The Series 2020-1 Class [A-2] [B-2] Notes are issuable only in registered form in denominations as provided in the Indenture, subject to certain limitations set forth therein.

This Note and the Indenture shall be governed by, and construed and interpreted in accordance with, the laws of the State of New York without regard to conflicts of law principles (other than Sections 5-1401 and 5-1402 of the General Obligations Law of the State of New York), and the obligations, rights and remedies of the parties hereunder and thereunder shall be determined in accordance with such laws.

No reference herein to the Indenture and no provision of this Note or of the Indenture shall alter or impair the obligation of the Issuer, which is absolute and unconditional, to pay the principal of and interest on this Note at the times, place and rate, and in the coin or currency herein prescribed.

Exhibits to Series 2020-1 Supplement

ASSIGNMENT

Social Security or taxpayer I.D. or other identifying number of assignee:

FOR VALUE RECEIVED, the undersigned hereby sells, assigns and transfers unto

(name and address of assignee)

the within Note and all rights thereunder, and hereby irrevocably constitutes and appoints , attorney, to transfer said Note on the books kept for registration thereof, with full power of substitution in the premises.

Dated:

	By:	[3]

Signature Guaranteed:

SCHEDULE OF EXCHANGES IN PERMANENT REGULATION S GLOBAL SERIES 2020-1

CLASS [A-2] [B-2] NOTE

The initial principal balance of this Permanent Regulation S Global Series 2020-1 Class [A-2] [B-2] Note is $20,000,000.00. The following exchanges of an interest in this Permanent Regulation S Global Series 2020-1 Class [A-2] [B-2] Note for an interest in a corresponding Rule 144A Global Series 2020-1 Class [A-2] [B-2] Note have been made:

Date	Amount of Increase (or Decrease) in the Principal Amount of this Permanent Regulation S Global Note	Remaining Principal Amount of this Permanent Regulation S Global Note following the Increase or Decrease	Signature of Authorized Officer of Trustee or Note Registrar

3 NOTE: The signature to this assignment must correspond with the name of the registered owner as it appears on the face of the within Note, without alteration, enlargement or any change whatsoever.

Exhibits to Series 2020-1 Supplement

Exhibit B-1

Form of Transfer Certificate

(Rule 144A Global Note to Temporary Regulation S Global Note)

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS

OF INTERESTS IN RULE 144A GLOBAL NOTES TO

INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES

UMB Bank, N.A., as Trustee

928 Grand Blvd.

Mailstop 1010404

Kansas City, MO 64106

Attention: Corporate Trust Bond Ops

Re:	FAT Brands Royalty I, LLC $[ ] Series 2020-1 [6.50% Fixed Rate Senior Secured Notes] [9.00% Fixed Rate Senior Subordinated Secured Notes], Class [A-2] [B-2] (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of March 6, 2020 (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among FAT Brands Royalty I, LLC, as issuer (the “Issuer”), and UMB Bank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) the Series 2020-1 Supplement to the Base Indenture, dated as of March 6, 2020 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Issuer, the Trustee and UMB Bank, N.A., as Series 2020-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[                        ] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [                          ]) in the name of [                               ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Temporary Regulation S Global Note in the name of [                       ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is an Affiliate of the Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture, the Supplement and the Confidential Private Placement Memorandum dated March 4, 2020, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Issuer, the Note Registrar and the Trustee that the Transferee is the Issuer or an Affiliate of the Issuer, or:

1. the offer of the Notes was not made to a Person in the United States, and Transferee was not purchasing for the account or benefit of a U.S. Person;

Exhibits to Series 2020-1 Supplement

2. at the time the buy order was originated, the Transferee was outside the United States;

3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;

5. the Transferee is not a U.S. Person (as defined in Regulation S);

6. if the sale is made during a restricted period and the provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1) of Regulation S are applicable thereto, the Transferee confirms that such sale has been made in accordance with the applicable provisions of Rule 903(b)(2) or (3) or Rule 904(b)(1), as the case may be;

7. the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

8. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

9. the Transferee understands that the Issuer and the Manager may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

10. the Transferee understands that the Issuer and the Manager may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

11. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

12. it is not a Competitor;

13. either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code; and

Exhibits to Series 2020-1 Supplement

14. it is:

              (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”) and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

             (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The representations made pursuant to clause 7 above shall be deemed to be made on each day from the date the Transferee acquires any interest in any Note through and including the date on which such Transferee disposes of its interest in the applicable Note. The Transferee agrees to provide prompt written notice to each of the Issuer, the Note Registrar and the Trustee of any change of the status of the Transferee that would cause it to breach the representations made in clause 7 above. The Transferee further agrees to indemnify and hold harmless the Issuer, the Trustee, the Note Registrar and the Initial Purchaser and its affiliates from any cost, damage or loss incurred by them as a result of the inaccuracy or breach of the foregoing representations, warranties and agreements in this clause and clause 7 above. Any purported transfer of the Notes (or interest therein) that does not comply with the requirements of this clause and clause 7 above shall be null and void ab initio.

The Transferee understands that the Issuer, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated: _____________________ , ___

Taxpayer Identification Number: Wire Instructions for Payments:	Address for Notices:

Bank:	Tel:
Address:	Fax:
Bank ABA #:	Attn.:
Account No.:
FAO:
Attention:

Registered Name (if Nominee):

cc:	FAT Brands Royalty I, LLC c/o FAT Brands Inc. 9720 Wilshire Blvd., Suite 500 Beverly Hills, CA 90212

Exhibits to Series 2020-1 Supplement

Exhibit B-2

Form of Transfer Certificate

(Rule 144A Global Note to Permanent Regulation S Global Note)

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS

OF INTERESTS IN RULE 144A GLOBAL NOTES TO

INTERESTS IN PERMANENT REGULATION S GLOBAL NOTES

UMB Bank, N.A., as Trustee

928 Grand Blvd.

Mailstop 1010404

Kansas City, MO 64106

Attention: Corporate Trust Bond Ops

Re:	FAT Brands Royalty I, LLC $[ ] Series 2020-1 [6.50% Fixed Rate Senior Secured Notes] [9.00% Fixed Rate Senior Subordinated Secured Notes], Class [A-2] [B-2] (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of March 6, 2020, (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among FAT Brands Royalty I, LLC, as issuer (the “Issuer”), and UMB Bank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) the Series 2020-1 Supplement to the Base Indenture, dated as of March 6, 2020 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Issuer, the Trustee and UMB Bank, N.A., as Series 2020-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[                        ] aggregate principal amount of Notes which are held in the form of an interest in a Rule 144A Global Note with DTC (CUSIP (CINS) No. [                          ]) in the name of [                     ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Permanent Regulation S Global Note in the name of [                        ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is an Affiliate of the Issuer or (B) such Notes are being transferred (i) in accordance with the transfer restrictions set forth in the Indenture, the Supplement and the Confidential Private Placement Memorandum dated March 4, 2020, relating to the Notes, (ii) pursuant to an exemption from registration under the Securities Act of 1933, as amended (the “Securities Act”), and in accordance with any applicable securities laws of any state of the United States or any other jurisdiction and (iii) to a Person who is not a Competitor.

In addition, the Transferee hereby represents, warrants and covenants for the benefit of the Issuer, the Note Registrar and the Trustee that the Transferee is the Issuer or an Affiliate of the Issuer, or:

1. the offer of the Notes was not made to a Person in the United States, and Transferee was not purchasing for the account or benefit of a U.S. Person;

Exhibits to Series 2020-1 Supplement

2. at the time the buy order was originated, the Transferee was outside the United States;

3. no directed selling efforts have been made in contravention of the requirements of Rule 903(a) or 904(a) of Regulation S, as applicable;

4. the transaction is not part of a plan or scheme to evade the registration requirements of the Securities Act, and the Transferee is aware that the sale to it is being made in reliance on an exemption from the registration requirements of the 1933 Act provided by Regulation S;

5. the Transferee is not a U.S. Person (as defined in Regulation S);

6. the Transferee is not purchasing such Notes with a view to the resale, distribution or other disposition thereof in the United States or to a U.S. Person;

7. the Transferee will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

8. the Transferee understands that the Issuer and the Manager may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

9. the Transferee understands that the Issuer and the Manager may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

10. the Transferee will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

11. it is not a Competitor;

12. either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code; and

Exhibits to Series 2020-1 Supplement

13. it is:

                      (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

                     (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

The Transferee understands that the Issuer, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceeding or official inquiry with respect to the matters covered hereby, and the Transferee hereby consents to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated: _____________________ , ___

Taxpayer Identification Number: Wire Instructions for Payments:	Address for Notices:

Bank:	Tel:
Address:	Fax:
Bank ABA #:	Attn.:
Account No.:
FAO:
Attention:

Registered Name (if Nominee):

cc:	FAT Brands Royalty I, LLC c/o FAT Brands Inc. 9720 Wilshire Blvd., Suite 500 Beverly Hills, CA 90212

Exhibits to Series 2020-1 Supplement

Exhibit B-3

Form of Transfer Certificate

(Regulation S Global Note to Rule 144A Global Note)

FORM OF TRANSFEREE CERTIFICATE FOR TRANSFERS

OF INTERESTS IN TEMPORARY REGULATION S GLOBAL NOTES OR

PERMANENT REGULATION S GLOBAL NOTES TO PERSONS TAKING DELIVERY IN

THE FORM OF AN INTEREST IN A RULE 144A GLOBAL NOTE

UMB Bank, N.A., as Trustee

928 Grand Blvd.

Mailstop 1010404

Kansas City, MO 64106

Attention: Corporate Trust Bond Ops

Re:	FAT Brands Royalty I, LLC $[ ] Series 2020-1 [6.50% Fixed Rate Senior Secured Notes] [9.00% Fixed Rate Senior Subordinated Secured Notes], Class [A-2] [B-2] (the “Notes”)

Reference is hereby made to (i) the Base Indenture, dated as of March 6, 2020, (such Base Indenture, as further amended, supplemented or modified, is herein called the “Base Indenture”), among FAT Brands Royalty I, LLC, as issuer (the “Issuer”), and UMB Bank, N.A., as trustee (in such capacity, the “Trustee”) and as securities intermediary, and (ii) the Series 2020-1 Supplement to the Base Indenture, dated as of March 6, 2020 (the “Supplement” and, together with the Base Indenture, the “Indenture”), among the Issuer, the Trustee and UMB Bank, N.A., as Series 2020-1 securities intermediary. Capitalized terms used but not defined herein shall have the meanings assigned to them pursuant to the Indenture.

This certificate relates to U.S. $[                               ] aggregate principal amount of Notes which are held in the form of [an interest in a Temporary Regulation S Global Note with DTC] [an interest in a Permanent Regulation S Global Note with DTC] (CUSIP (CINS) No. [                        ]) in the name of [                         ] [name of transferor] (the “Transferor”), who wishes to effect the transfer of such Notes in exchange for an equivalent beneficial interest in a Rule 144A Global Note in the name of [                   ] [name of transferee] (the “Transferee”).

In connection with such request, and in respect of such Notes, the Transferee does hereby certify that either (A) the Transferee is the Issuer or an Affiliate of the Issuer or (B) such Notes are being transferred in accordance with (i) the applicable transfer restrictions set forth in the Indenture, the Supplement and in the Confidential Private Placement Memorandum dated March 4, 2020, relating to the Notes and (ii) Rule 144A under the Securities Act of 1933, as amended, (the “Securities Act”) and any applicable securities laws of any state of the United States or any other jurisdiction, and that the Transferee is purchasing the Notes for its own account or one or more accounts with respect to which the Transferee exercises sole investment discretion, and the Transferee and any such account each represents, warrants and agrees that it is either the Issuer an Affiliate of the Issuer or as follows:

1. it is (a) a Qualified Institutional Buyer, (b) aware that the sale to it is being made in reliance on Rule 144A and (c) acquiring such Notes for its own account or for the account of another person who is a Qualified Institutional Buyer with respect to which it exercise sole investment discretion.

Exhibits to Series 2020-1 Supplement

2. it is not formed for the purpose of investing in the Notes, except where each beneficial owner is a Qualified Institutional Buyer;

3. it will, and each account for which it is purchasing will, hold and transfer at least the minimum denomination of Notes;

4. it understands that the Issuer and the Manager may receive a list of participants holding positions in the Notes from one or more book-entry depositories;

5. it understands that the Issuer and the Manager may receive (i) a list of Note Owners that have requested access to the Trustee’s password-protected website or that have voluntarily registered as a Note Owner with the Trustee and (ii) copies of Noteholder confirmations of representations and warranties executed to obtain access to the Trustee’s password-protected website;

6. it will provide to each person to whom it transfers Notes notices of any restrictions on transfer of such Notes;

7. it is not a Competitor;

8. either (i) it is neither a Plan (including, without limitation, an entity whose underlying assets include “plan assets” by reason of a Plan’s investment in the entity or otherwise) nor a governmental, church, non-U.S. or other plan which is subject to any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code or (ii) its acquisition, holding and disposition of this Note (or any interest herein) will not constitute or result in a non-exempt prohibited transaction under Section 406 of ERISA or Section 4975 of the Code or, in the case of a governmental, church, non-U.S. or other plan, a non-exempt violation under any federal, state, local or non-U.S. law that is similar to the provisions of Section 406 of ERISA or Section 4975 of the Code; and

9. it is:

             (check if applicable) a “United States person” within the meaning of Section 7701(a)(30) of the Internal Revenue Code of 1986, as amended (the “Code”), and a properly completed and signed Internal Revenue Service (“IRS”) Form W-9 (or applicable successor form) is attached hereto; or

             (check if applicable) not a “United States person” within the meaning of Section 7701(a)(30) of the Code and a properly completed and signed IRS Form W-8 (or applicable successor form) is attached hereto.

Exhibits to Series 2020-1 Supplement

The Transferee understands that the Issuer, the Trustee, the Note Registrar and their respective counsel will rely upon the accuracy and truth of the foregoing representations, and are irrevocably authorized to produce this certificate or a copy hereof to any interested party in any administrative or legal proceedings or official inquiry with respect to any matter covered hereby, and the Transferee hereby consents and agrees to such reliance and authorization.

[Name of Transferee]

By:
Name:
Title:

Dated: _____________________ , ___

Taxpayer Identification Number: Wire Instructions for Payments:	Address for Notices:

Bank:	Tel:
Address:	Fax:
Bank ABA #:	Attn.:
Account No.:
FAO:
Attention:

Registered Name (if Nominee):

cc:	FAT Brands Royalty I, LLC c/o FAT Brands Inc. 9720 Wilshire Blvd., Suite 500 Beverly Hills, CA 90212

Exhibits to Series 2020-1 Supplement

Exhibit C

Form of Quarterly Noteholders’ Report

(Attached.)